                           COMPASS CAPITAL FUNDS(SM)
                          (formerly, The PNC(R) Fund)


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity (formerly, the Value Equity Portfolio), Large Cap Growth Equity (formerly, the Growth Equity Portfolio), Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, International Equity, International Emerging Markets, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity (formerly, the Core Equity Portfolio), Managed Income, Tax-Free Income, Intermediate Government Bond (formerly, the Intermediate Government Portfolio), Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond (formerly, the Short Government Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income and Core Bond Portfolios (collectively, the "Portfolios") of Compass Capital Funds (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," and the other Portfolios are called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Portfolios dated January 1, 1997, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 1, 1997. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                   CONTENTS

                                                                     Page
                                                                     ----
Investment Policies............................................         3
Special Considerations for State-Specific
 Portfolios....................................................        20
Trustees and Officers..........................................        49
Investment Advisory, Administration,
 Distribution and Servicing Arrangements.......................        61
Portfolio Transactions.........................................        88
Purchase and Redemption Information............................        93
Valuation of Portfolio Securities..............................        99
Performance Information........................................       103
Taxes..........................................................       134
Additional Information Concerning Shares.......................       143
Miscellaneous..................................................       145
Financial Statements...........................................       148
Appendix A (Description of Securities Ratings).................       A-1
Appendix B (Description of Futures)............................       B-1
Appendix C (Unaudited Financial Statements for
 the U.S. Large Company Series of The DFA
 Investment Trust Company).....................................       C-1


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses do not constitute an offering by the Fund or by the Fund's distributor in any jurisdiction in which such offering may not lawfully be made.

                              INVESTMENT POLICIES

     The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

     The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

Additional Information on Investment Strategy

     The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.

     The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

Additional Information on Portfolio Investments.

     Reverse Repurchase Agreements. Each Portfolio (including the Index Master Portfolio) other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Money Market Portfolios") may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Variable and Floating Rate Instruments. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

     Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

          The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Managed Income, Intermediate Government, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income and Ohio Tax-Free Income Portfolios (the "Bond Portfolios") and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S.

Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

          The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

     Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     Lease Obligations. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

     The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey

Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and
(ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio.
When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

          Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     Repurchase Agreements. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of DFA. DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U. S. Government and agency obligations described under "U.S. Government Obligations" above.

     Investment Grade Debt Obligations. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Low Duration Bond, Intermediate Government Bond and Government Income Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Low Duration Bond, Intermediate Government Bond and Government Income Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     When-Issued Purchases and Forward Commitments. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Rights Offerings and Warrants to Purchase. Each equity Portfolio (except the Index Master Portfolio) and the Balanced Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

     Foreign Currency Transactions. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

     A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

     Options. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Futures Contracts and Related Options. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information.

     Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

     Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Securities Lending. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in any of the following instruments: (a) obligations issued or guaranteed as to principal and interest by the U.S. Government or agencies or instrumentalities thereof; (b) commercial paper; (c) certificates of deposit; (d) bankers' acceptances; (e) bilateral and triparty repurchase agreements with respect to the securities listed in (a) through (d); (f) bank time deposits issued or guaranteed as to principal and interest by an entity, except a broker/dealer, named on an "approved list" provided by the investment adviser or sub-adviser; (g) shares issued by unaffiliated money market funds; and (h) other high-yielding short-term investments which the adviser or sub-adviser believes give liquidity to pay back the borrower when the loaned securities are returned. In any event, cash collateral shall only be invested in instruments, including repurchase agreements, that mature on or before the maturity date of the applicable lending transaction.

     While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     Interest Rate Transactions and Currency Swaps. The Bond Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to received. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

     A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

     Investment Companies. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

     Special Consideration Regarding the Ohio Tax-Free Income Portfolio. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

              SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

     The following information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Special Considerations Regarding Investments in Ohio State-Specific Obligations. The Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will invest most of their respective net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility.

     Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years the State rates were below the national rates (4.8% versus 5.6% in

1995). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

     The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

     The GRF appropriations act for the current 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At October 7, 1996, $854 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($774.7 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

     The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.8 billion of which were outstanding or sold and awaiting delivery at October 7, 1996.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in fiscal year 1996 (including $42.1 million for one).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. The 1996 school district provision has been applied to two districts.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

     Pennsylvania has historically been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     The population of Pennsylvania experienced a slight increase in the period 1980 through 1990, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

     The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1995, the General Fund had a surplus of $688.3 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that
                                                  ----- ----
settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage; and (d) both the Commonwealth and the City of Philadelphia are involved in Commonwealth Court cases that may result in their being required to fund remedies for the unintentional racial segregation in the Philadelphia public schools.

     The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on April 30, 1996. The audited balance of the City's General Fund as of
June 30, 1995 was $80.5 million.

     The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority may continue to issue debt to finance a cash flow deficit until December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had $1,146.2 million in special revenue bonds outstanding as of June 30, 1996.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "A1," and Standard & Poor's has rated such bonds "AA-." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bonds issues may not be adversely affected by changes in economic or political conditions.

     Special Considerations Regarding Investment in North Carolina State-Specific Obligations. The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

     Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million.

     Fiscal year 1995 ended with a positive General Fund balance of approximately $343.4 million. An additional $269.9 million was available from a reserved fund balance. Of this aggregate amount, $146.3 million was reserved in the Savings Reserve (bringing the total reserve to $423.6 million after prior contributions) and $146.3 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $146.3 million after prior withdrawals), leaving an unrestricted General Fund balance at June 30, 1995 of $292.6 million after certain other reservations. Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve, and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993, 1994, and 1995 was $681.5 million, $900.6 million, and $1,024.6 million, respectively. The foregoing amounts for fiscal years 1994 and 1995 reflect adjustments for GASB Statement No. 22 adopted by the State during fiscal 1995. The foregoing results for fiscal year 1996 are based upon unaudited financial information supplied by the Office of State Budget and Management. Modified accrual basis results were not available as of the date this disclosure was prepared.

     The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of North Carolina's intangible personal property tax and reductions in North Carolina's unemployment and personal income taxes. The General Assembly also took several measures that benefitted North Carolina's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.

     In the 1996 Special Session, the General Assembly reviewed and adjusted the fiscal 1997 budget to take into account a General Fund surplus of over $700 million for the 1996 fiscal year. The General Assembly agreed to spend approximately $415.4 million on new or expanded programs, apply approximately $143 million to tax cuts and refunds, and reserve approximately $100 million in various savings and other reserve accounts. Funding for education and salaries for teachers and other state employees was increased. The tax cuts included a reduction in North Carolina's corporate income tax, sales tax on food, and inheritance tax, among other tax cuts. Legislators also significantly expanded North Carolina's industrial development policies, including the adoption of four new tax credits designed to make North Carolina more competitive in industrial recruitment. Overall, changes were made, or new credits added, in the following areas: investment tax credit, business tax credit, worker training tax credit, jobs creation tax credit, and research and development tax credit. The tax cuts will reduce North Carolina revenues by approximately $68.4 million for fiscal 1997 and by approximately $337 million when all cuts are phased in by 2001. The General Assembly also created a Clean Water Management Trust Fund, which will be used to finance projects to clean up or prevent surface water pollution. The Fund will receive 6.5% of the General Fund's unspent credit balance each year. The initial allocation to this Fund from the fiscal 1996 credit balance was $47.1 million.

     The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

     During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in June 1996, North Carolina ranked eleventh among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in August 1996 to be 4.1% of the labor force, as compared with an unemployment rate of 5.1% nationwide.

     The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

     1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled
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that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision,
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North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

     Following Davis, federal retirees filed a class action suit in federal
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court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the
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taxes collected from the federal retirees were thus not improperly collected.
In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, which petition was denied. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

     An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the
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State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis.
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The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no
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court date has been
set. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim.

     2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order.

          The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

     3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock was challenged by the plaintiff on grounds that it violated the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action was a North Carolina corporation that did all or part of its business outside the State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the decision of the Court of

Appeals, upholding the tax on intangible personal property. The United States Supreme Court reversed, ruled in the plaintiff's favor that the tax was discriminatory, and ordered the case back to the State Court for a ruling on the appropriate remedy. It is anticipated that the State Court will order the State to pay refunds aggregating between $130 million and $140 million, including interest, although other alternative remedies are possible. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

     On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur during January 1997.

     In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996.

     Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

     Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on long-term economic conditions in Virginia.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.


     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia.
The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt).

Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Article X further provides in Section 9(d) that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in the Commonwealth is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments in five annual installments to Federal retirees in a settlement of the retirees' claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

     On September 15, 1995, the Virginia Supreme Court rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in
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favor of the plaintiff retirees who elected not to settle, and dictating that the amounts unlawfully collected be refunded with statutory interest. The total cost to Virginia of the settlement and judgment is approximately $394.9 million, of which approximately $203.2 million has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

     The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

     The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation that caused changes to the State's funding of several public employee pension funds and resulted in significant ongoing annual savings to the State; the Court of Appeals for the Third Circuit has upheld the federal district court's decision to grant summary judgment on some of the plaintiffs' claims and to deny summary judgment on the remainder; (ii) the New Jersey Hospital Association and certain hospitals have challenged the adequacy of Medicaid reimbursement for hospital services; the Court of Appeals for the Third Circuit has affirmed denial of the plaintiffs' application for a preliminary injunction; (iii) various hospitals have challenged the calculation of the hospital assessment authorized by the Health Care Reform Act of 1992; the case has been remanded by the Appellate Division to the Department of Health, which held a hearing on August 30, 1995, and a determination is now pending; (iv) the County of Passaic and other parties have filed suit alleging the State and the New Jersey Department of Environmental Protection violated a 1984 consent order concerning the construction of a resource recovery facility in that county; the plaintiffs have appealed the trial court's grant of summary judgment to the defendants; (v) Robert E. Brennan has sued two members of the New Jersey Bureau of Securities asserting numerous violations of his rights and abuse of state power; he has appealed the trial court's grant of summary judgment to the defendants; (vi) several cases filed in the State courts challenge the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; most of those cases are now pending before the Appellate Division;
(vii) a coalition of churches and church leaders in Hudson County have filed suits asserting the State-owned Liberty State Park in Jersey City violates environmental standards and seeking injunctive and monetary relief; (viii) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; and (ix) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees, seeking a declaratory judgment, injunctive relief, a refund of past fees and attorneys fees; they are seeking class certification of their action.

     Although the New Jersey State-Specific Money Market Portfolio generally intends to invest its assets primarily in New Jersey State-Specific Obligations rated within the two highest rating categories of an NRSRO, and the New Jersey Tax-Free Income Portfolio intends to invest its assets primarily in New Jersey State-Specific Obligations rated within the four highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

     Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

Additional Investment Limitations.

     Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

Money Market Portfolios:

     1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

     4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

     5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

Non-Money Market Portfolios:

     Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income and New Jersey Tax-Free Income Portfolios) may not:

     1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Each of the Non-Money Market Portfolios may not:

     2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond and Balanced Portfolios) may not:

     3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced Portfolios may:

     4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

     No Portfolio may:

          1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

          5. Purchase securities of companies for the purpose of exercising control.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

          10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Index Master Portfolio:

     The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

     1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

     2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

     4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

     6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     8.   Engage in the business of underwriting securities issued by others;

     9. Invest for the purpose of exercising control over management of any company;

     10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

     13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

     15.  Purchase securities on margin or sell short; or

     16.  Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

          For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

          Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.



                             TRUSTEES AND OFFICERS
THE FUND

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   Principal Occupation
Name and Address              Position with Fund   During Past Five Years
----------------              ------------------   ----------------------

William O. Albertini          Trustee              Executive Vice President
Bell Atlantic Corporation                          and Chief Financial
1717 Arch Street                                   Officer since February
47th Floor West                                    1995, Vice President and
Philadelphia, PA  19103                            Chief Financial Officer
Age:  53                                           from January 1991 -
                                                   February 1995, Bell
                                                   Atlantic Corporation (a
                                                   diversified telecommuni-
                                                   cations company);
                                                   Chairman, President and
                                                   Chief Executive Officer
                                                   from August 1989 -
                                                   January 1991, Bell
                                                   Atlantic Enterprises
                                                   International, Inc.;
                                                   Director, Group Iusacell,
                                                   S.A. de C.V. since June
                                                   1994; Director, American
                                                   Waterworks, Inc. since
                                                   May 1990; Trustee, The
                                                   Carl E. & Emily I. Weller
                                                   Foundation since October
                                                   1991.

                                                   Principal Occupation
Name and Address              Position with Fund   During Past Five Years
----------------              ------------------   ----------------------

Raymond J. Clark/1/           Trustee,             Treasurer of Princeton
Office of the Treasurer       President and        University since 1987;
Princeton University          Treasurer            Trustee, The Compass
3 New South Building                               Capital Group of Funds
P.O. Box 35                                        from 1987 to 1996;
Princeton, New Jersey 08540                        Trustee, United-Way
Age: 61                                            Princeton Area
                                                   Communities from 1992-94;
                                                   Trustee, Chemical Bank,
                                                   New Jersey Advisory
                                                   Board from 1994 until 1995;
                                                   Trustee, American Red Cross
                                                   -Mercer County Chapter
                                                   since 1995; and Trustee,
                                                   United Way-Greater Mercer
                                                   County since 1995.

Robert M. Hernandez             Trustee            Director since 1991, Vice
USX Corporation                                    Chairman and Chief
600 Grant Street                                   Financial Officer
6105 USX Tower                                     since 1994, Executive
Pittsburgh, PA  15219                              Vice President -
Age:  52                                           from 1991 to 1994, Senior
                                                   Vice President - Finance
                                                   and Treasurer from 1990
                                                   to 1991, USX Corporation
                                                   (a diversified company
                                                   principally engaged in
                                                   energy and steel
                                                   businesses); Director,
                                                   ACE Limited; Trustee,
                                                   Allegheny General
                                                   Hospital and Allegheny
                                                   Accounting & Finance and
                                                   Health, Education and
                                                   Research Foundation;
                                                   Director, Marinette
                                                   Marine Corporation;
                                                   Director, Pittsburgh
                                                   Baseball, Inc.; and
                                                   Director and Chairman of

-------------------------

/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                 Principal Occupation
Name and Address            Position with Fund   During Past Five Years
----------------            ------------------   ----------------------

                                                 the Board, RMI Titanium
                                                 Company.


Anthony M. Santomero             Vice Chairman   Deputy Dean from 1990 to 1994,
The Wharton School               of the Board    Richard K. Mellon Professor
University of Pennsylvania                       of Finance since April 1984,
Room 2344                                        Director, Wharton Financial
Steinberg Hall-Dietrich Hall                     Institutions Center, since
Philadelphia, PA 19104-6367                      July 1995, and Dean's Advisory
Age: 49                                          Council Member since July 1984,
                                                 The Wharton School, University
                                                 of Pennsylvania; Associate
                                                 Editor, Journal of Banking and
                                                 Finance since June 1978;
                                                 Associate Editor, Journal of
                                                 Economics and Business since
                                                 October 1979; Associate Editor,
                                                 Journal of Money, Credit and
                                                 Banking since January 1980;
                                                 Research Associate, New York
                                                 University Center for Japan-
                                                 U.S. Business and Economic
                                                 Studies since July 1989;
                                                 Editorial Advisory Board, Open
                                                 Economics Review since November
                                                 1990; Director, The Zweig Fund
                                                 and The Zweig Total Return
                                                 Fund; Director of Municipal
                                                 Fund for California Investors,
                                                 Inc. and Municipal Fund for New
                                                 York Investors, Inc.

David R. Wilmerding, Jr.         Chairman of     Chairman, Gee, Wilmerding &
One Aldwyn Center                 the Board      Associates, Inc. (investment
Villanova, PA  19085                             advisers) since February 1989;
Age: 61                                          Director, Beaver Management
                                                 Corporation;

                                                 Principal Occupation
Name and Address            Position with Fund   During Past Five Years
----------------            ------------------   ----------------------

                                                 Director, Independence Square
                                                 Income Securities, Inc.; until
                                                 September 1988, President,
                                                 Treasurer and Trustee, The
                                                 Mutual Assurance Company; until
                                                 September 1988, Chairman,
                                                 President Treasurer and
                                                 Director, The Green Tree
                                                 Insurance Company (a wholly-
                                                 owned subsidiary of The Mutual
                                                 Assurance Company); until
                                                 September 1988, Director,
                                                 Keystone State Life Insurance
                                                 Company; Director, Trustee or
                                                 Managing General Partner of a
                                                 number of investment companies
                                                 advised by PIMC and its
                                                 affiliates.

Karen H. Sabath                 Assistant        President, Compass Capital
Compass Capital Group           Secretary        Group, Inc. since 1995;
 Inc.                                            Managing Director of BlackRock
345 Park Avenue                                  Financial Management, Inc.
New York, NY 10154                               since 1993; prior to 1993, Vice
Age: 31                                          President of BlackRock
                                                 Financial Management, Inc.

Linda Kaufmann                  Assistant        Vice President and Director of
PFPC Inc.                       Secretary        Mutual Fund Accounting for
400 Bellevue Parkway                             Compass Capital Funds with PFPC
Wilmington, DE  19809                            Inc. since 1996; Assistant Vice
Age: 35                                          President, PFPC, Inc. from
                                                 1994-96; Senior Accounting
                                                 Officer, PFPC, Inc. from
                                                 1990-94.

                                                 Principal Occupation
Name and Address            Position with Fund   During Past Five Years
----------------            ------------------   ----------------------

Morgan R. Jones                 Secretary        Partner in the law firm of
Philadelphia National                            Drinker Biddle & Reath,
  Bank Building                                  Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age: 56

     The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Compass Distributors, Inc. ("CDI" or "Distributor") $10,000 annually and $275 per Portfolio for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Corporation ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), CastleInternational Asset Management Limited ("CastleInternational"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), CDI (collectively with PFPC and CCG, the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

     The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1996:

                                                                                      Total
                                              Pension or                              Compensation
                                              Retirement                              from Registrant
                             Aggregate        Benefits           Estimated            and Fund
                             Compensation     Accrued as         Annual               Complex/1/
Name of Person,              from             Part of Fund       Benefits upon        Paid to
Position                     Registrant       Expenses           Retirement           Trustees
--------                     ----------       --------           ----------           --------

Philip E. Coldwell,/*/         $1,875             N/A                N/A              (4)/2/ $41,325
Trustee

Robert R. Fortune,/*/          $1,875             N/A                N/A              (6)/2/ $61,325
Trustee

Rodney D. Johnson,/*/          $1,875             N/A                N/A              (6)/2/ $53,325
Trustee

G. Willing Pepper,/*/          $3,125             N/A                N/A              (7)/2/ $92,575
Former Chairman of
the Board

Anthony M. Santomero, Vice     $38,025            N/A                N/A              (6)/2/ $58,500
Chairman of the Board

David R. Wilmerding, Jr.,      $43,025            N/A                N/A              (7)/2/ $64,750
Chairman of the Board

William O. Albertini,          $31,150            N/A                N/A              (1)/2/ $31,150
Trustee**

Raymond J. Clark,              $31,150            N/A                N/A              (1)/2/ $31,150
Trustee**

Robert M. Hernandez,           $31,150            N/A                N/A              (1)/2/ $31,150
Trustee**

     * Messrs. Coldwell, Fortune, Johnson and Pepper resigned as trustees of the Fund on January 4, 1996.

     ** Messrs. Albertini, Clark and Hernandez were elected as trustees by the shareholders of the Fund on January 4, 1996.

----------------------
     1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

     2. Total number of investment company boards trustees served on within the Fund Complex.

THE TRUST

     The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.


                                          Principal Occupation During
Trustees            Position with Trust   Last Five Years
--------            -------------------   ---------------

David G. Booth*     Trustee, President    President, Chairman-Chief Executive
Santa Monica,       and Chairman-Chief    Officer and Director of all DFA
CA                  Executive Officer     Entities, except Dimensional Fund
Age:  50                                  Advisors Ltd., of which he is Chairman
                                          and Director

George M.           Trustee               Leo Melamed Professor of Finance,
Constantinides                            Graduate School of Business,
Chicago, IL                               University of Chicago.  Director, DFA
Age:  49                                  Investment Dimensions Group Inc.,
                                          Dimensional Investment Group Inc. and
                                          Dimensional Emerging Markets Fund Inc.

John P. Gould       Trustee               Steven G. Rothmeier Distinguished
Chicago, IL                               Service Professor of Economics,
Age:  58                                  Graduate School of Business,
                                          University of Chicago. Trustee, First
                                          Prairie Funds (registered investment
                                          companies). Director, DFA Investment
                                          Dimensions Group Inc., Dimensional
                                          Investment Group Inc., Dimensional
                                          Emerging Markets Fund Inc. and Harbor
                                          Investment Advisors. Executive Vice
                                          President, Lexacon Inc. (economics,
                                          law, strategy, and finance
                                          consulting).


                                          Principal Occupation During
Trustees            Position with Trust   Last Five Years
--------            -------------------   ---------------

Roger G.            Trustee               Professor in Practice of Finance,
Ibbotson                                  Yale School of Management. Director,
New Haven, CT                             DFA Investment Dimensions Group Inc.,
Age:  53                                  Dimensional Investment Group Inc.,
                                          Dimensional Emerging Markets Fund
                                          Inc., Hospital Fund, Inc. (investment
                                          management services) and BIRR
                                          Portfolio Analysis, Inc. (software
                                          products).  Chairman and President,
                                          Ibbotson Associates, Inc., Chicago, IL
                                          (software, data, publishing and
                                          consulting).

Merton H.           Trustee               Robert R. McCormick Distinguished
Miller                                    Service Professor Emeritus, Graduate
Chicago, IL                               School of Business, University of
Age:  73                                  Chicago.  Director, DFA Investment
                                          Dimensions Group Inc., Dimensional
                                          Investment Group Inc. and Dimensional
                                          Emerging Markets Fund Inc. Public
                                          Director, Chicago Mercantile Exchange.

Myron S.            Trustee               Limited Partner, Long-Term Capital
Scholes                                   Management L.P. (money manager).
Greenwich, CT                             Frank E. Buck Professor of Finance,
Age:  55                                  Graduate School of Business and
                                          Professor of Law, Law School, Senior
                                          Research Fellow, Hoover Institution,
                                          (all) Stanford University (on leave).
                                          Director, DFA Investment Dimensions
                                          Group Inc., Dimensional Investment
                                          Group Inc., Dimensional Emerging
                                          Markets Fund Inc., Benham Capital
                                          Management Group of Investment
                                          Companies and Smith Breedon Group of
                                          Investment Companies.


                                          Principal Occupation During
Trustees            Position with Trust   Last Five Years
--------            -------------------   ---------------

Rex A.              Trustee, Chairman     Chairman, Chief Investment Officer
Sinquefield*        and Chief             and Director of all DFA Entities,
Santa Monica,       Investment Officer    except Dimensional Fund Advisors Ltd.,
CA                                        of which he is Chairman, Chief
Age:  52                                  Executive Officer and Director.

*Interested
Trustees of the
Trust.
-------------


                                          Principal Occupation During
Officers            Position with Trust   Last Five Years
--------            -------------------   ---------------

Arthur Barlow       Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  42

Truman Clark        Vice President        Vice President of all DFA Entities.
Santa Monica,                             Consultant until October 1995 and
CA                                        Principal and Manager of Product
Age:  55                                  Development, Wells Fargo Nikko
                                          Investment Advisors from 1990-1994.

Maureen Connors     Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  61

Robert Deere        Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  40

Irene R.            Vice President,       Vice President and Secretary of all
Diamant             Secretary             DFA Entities, except Dimensional Fund
Santa Monica,                             Advisors Ltd., for which she is Vice
CA                                        President.
Age:  46

Eugene Fama,        Vice President        Vice President of all DFA Entities.
Jr.
Santa Monica,
CA
Age:  36

David Plecha        Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  36


                                          Principal Occupation During
Officers            Position with Trust   Last Five Years
--------            -------------------   ---------------

George Sands        Vice President        Vice President of all DFA Entities.
Santa Monica,                             Managing Director, Assets Strategy
CA                                        Consulting, Los Angeles, CA from 1991
Age:  40                                  to 1992 and previously Vice President
                                          of Wilshire Associates, Santa Monica,
                                          CA.

Michael T.          Vice President,       Vice President, Chief Financial
Scardina            Chief Financial       Officer, Controller and Treasurer of
Santa Monica,       Officer, Controller   all DFA Entities.
CA                  and Treasurer
Age:  42

Cem Severoglu       Vice President        Vice President of all DFA Entities.
Santa Monica,
CA
Age:  33

Jeanne C.           Executive Vice        Executive Vice President of all DFA
Sinquefield,        President             Entities.
Ph.D.
Santa Monica,
CA
Age:  51

Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.

     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1996 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.


                                                                                Total
                                          Pension or                            Compensation
                                          Retirement                            from
                        Aggregate         Benefits           Estimated          Registrant and
                        Compensation      Accrued as         Annual             Trust Complex/1/
Name of Person,         from              Part of Trust      Benefits upon      Paid to
Position                Registrant        Expenses           Retirement         Trustees
---------------         ----------        --------           ----------         --------

George M.                  $5,000              N/A               N/A                $30,000
Constantinides,
Trustee

John P. Gould,             $5,000              N/A               N/A                $30,000
Trustee

Roger G. Ibbotson,         $5,000              N/A               N/A                $30,000
Trustee

Merton H. Miller,          $5,000              N/A               N/A                $30,000
Trustee

Myron S. Scholes,          $5,000              N/A               N/A                $30,000
Trustee

                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

      The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract,

    ------------------

    /1/ A Trust Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PAMG may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     PAMG renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PIMC served as adviser.

     From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) PAMG and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) PIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BlackRock served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free

Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

     PCM renders sub-advisory services to the Balanced, Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios pursuant to Sub-Advisory Agreements. CastleInternational renders sub-advisory services to the International Equity and International Emerging Markets Portfolios pursuant to a Sub-Advisory Agreement. PIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Core Bond, Government Income and International Bond Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Large Cap Growth Equity, Mid-Cap Growth Equity and Small Cap Growth Equity Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with PAMG, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

     From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Large Cap Growth Equity Portfolios. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Bond Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government Bond and Large Cap Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income

Portfolios. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Select Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From
September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolio. PCM served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.

     PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PEAC served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

     Under the relevant Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock and CastleInternational are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PAMG, PIMC, PCM, PEAC, BlackRock, CastleInternational and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PAMG, PIMC, PCM, PEAC, BlackRock or CastleInternational, as the case may be. PAMG, PIMC, PCM, PEAC, BlackRock and CastleInternational may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

     For the period from October 1, 1995 through January 4, 1996, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:


                                       Fees Paid
                                         (After                 Reimburse-
Portfolios                              Waivers)     Waivers      ments
----------                             ----------    -------    ----------

Money Market                            $321,268    $1,818,401  $    0
Municipal Money Market                    46,804       304,226       0
U.S. Treasury Money Market               114,639       745,150       0
Ohio Municipal Money Market               11,052        71,841       0
Pennsylvania Municipal Money Market       64,257       417,675       0
North Carolina Municipal Money            11,026        71,666       0
Market
Virginia Municipal Money Market                0         7,024       0
Managed Income                           520,724       223,168       0
Government Income                              0        17,234       0
Tax-Free Income                            3,933        11,137       0
Intermediate Government Bond             114,345       130,122       0
Ohio Tax-Free Income                         723        10,100       0
Pennsylvania Tax-Free Income              43,145        37,663       0
Intermediate Bond                       $136,544       119,059  $    0
Large Cap Value Equity                   829,764       147,027       0
Large Cap Growth Equity                  361,240        95,914       0
Small Cap Growth Equity                  304,284        23,327       0
Select Equity                            369,071        97,791       0
Index Equity                               4,647        88,292       0
Small Cap Value Equity                   320,588        24,942       0
International Equity                     697,319       127,354       0
International Emerging Markets           144,937        11,380       0
Balanced                                 201,642        53,929       0

     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), the Fund paid PAMG (PIMC in the case of the Index Equity Portfolio) advisory fees, and PAMG (PIMC in the case of the Index Equity Portfolio) waived advisory fees and reimbursed expenses, as follows:


                                        Fees Paid
                                         (After                   Reimburse-
Portfolios                              Waivers)      Waivers       ments
----------                              ---------     -------     ----------

Money Market                           $1,443,913    $6,290,596   $    0
Municipal Money Market                    158,379     1,029,459        0
U.S. Treasury Money Market                691,448     3,584,858        0
Ohio Municipal Money Market                32,275       209,784        0
Pennsylvania Municipal Money Market       240,350     1,562,271        0
North Carolina Municipal Money             45,997       298,983        0
Market
Virginia Municipal Money Market                 0       180,685   14,604
New Jersey Municipal Money Market          32,663       176,636        0
Managed Income                          1,796,762       770,041        0
Government Income                               0        52,817    7,027
Tax-Free Income                           109,211        74,939        0
Intermediate Government Bond              425,069       283,380        0
Ohio Tax-Free Income                        4,764        31,253    3,479
Pennsylvania Tax-Free Income              185,302       123,326        0
Intermediate Bond                         514,322       342,880        0
New Jersey Tax-Free Income                184,448       122,966        0
International Bond                        133,797         4,580        0
Core Bond                              $  424,691    $  283,127   $    0
Low Duration Bond                         338,287       225,525        0
Large Cap Value Equity                  4,159,395       421,173        0
Large Cap Growth Equity                 2,109,685       210,969        0
Small Cap Growth Equity                 1,596,126         7,204        0
Select Equity                           1,457,052       145,705        0
Index Equity                               28,380       174,535        0
Small Cap Value Equity                  1,223,651             0        0
International Equity                    2,836,323       202,595        0
International Emerging Markets            740,140        63,810        0
Balanced                                  917,400        91,740        0

     For the year or periods ended September 30, 1995, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                                 Fees Paid
                                                  (After                      Reimburse-
          Portfolios                              Waivers)       Waivers         ments
          ----------                             ----------      -------      ----------

          Money Market                           $1,051,446     $5,217,130    $     0
          Municipal Money Market                    189,929        921,718          0
          U.S. Treasury Money Market                489,209      2,327,266          0
          Ohio Municipal Money Market                49,133        245,955          0
          Pennsylvania Municipal Money Market       304,651      1,264,187          0
          North Carolina Municipal Money Market      46,472        369,591      4,999
          Managed Income                          1,790,332        767,285          0
          Tax-Free Income                              0            49,671      1,599
          Intermediate Government Bond              379,534        569,302          0
          Ohio Tax-Free Income                         0            42,044      6,713
          Pennsylvania Tax-Free Income              161,038        137,951          0
          Intermediate Bond                         342,301        335,908          0
          Large Cap Value Equity                  2,832,644        746,727          0
          Large Cap Growth Equity                   866,271        324,851          0
          Small Cap Growth Equity                   618,374        137,615          0
          Select Equity                             691,447        259,293          0
          Index Equity                               30,772        382,205          0
          Small Cap Value Equity                  1,143,071        114,307          0
          International Equity                    2,391,607        597,902          0
          Balanced                                  642,763        241,037          0
          Virginia Municipal Money Market              0            85,063     35,957
          International Emerging Markets            258,648         52,186          0
          Government Income/1/                         0            37,256     11,980

/1/ For the period from commencement of operations (October 3, 1994) through September 30, 1995.

     For the year or periods ended September 30, 1994, the Fund paid PIMC advisory fees, and PIMC waived advisory fees and reimbursed expenses, as follows:

                                       Fees Paid
                                         (After
          Portfolios                    Waivers)         Waivers        Reimbursements
          ----------                   ----------        -------        --------------

          Money Market                  $951,230        $3,359,847      $       0
          Municipal Money Market         171,405           599,920              0
          U.S. Treasury Money
          Market                         281,771           986,201              0
          Ohio Municipal Money
          Market                           6,724           217,938         20,660
          Pennsylvania Municipal
          Money Market                    42,612           336,382         19,022
          North Carolina Municipal
          Money Market                      0              249,914         26,804
          Managed Income               1,398,343           599,290              0
          Tax-Free Income                   0               47,655         35,898
          Intermediate Government        368,546           552,819              0
          Bond
          Ohio Tax-Free Income              0               35,709         35,496
          Pennsylvania Tax-Free
          Income                          49,646           227,003          9,645
          Intermediate Bond              131,294           206,071              0
          Large Cap Value Equity       2,306,672           865,002              0
          Large Cap Growth Equity        467,637           175,364              0
          Small Cap Growth Equity         55,825           160,320              0
          Select Equity                  303,169           113,689              0
          Index Equity                    28,392           376,934              0
          Small Cap Value Equity         890,883           197,974              0
          International Equity         1,408,053           477,733              0
          Balanced                       470,579           202,166              0
          Virginia Municipal Money
          Market/1/                         0                8,925          4,816
          International Emerging
          Markets/2/                       7,672            16,051              0

/1/ For the period from commencement of operations (July 25, 1994) through September 30, 1994.
/2 For the period from commencement of operations (June 17, 1994) through September 30, 1994.

     For the period from October 1, 1995 through January 4, 1996, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                   Fees Paid
                                     (After
Portfolios                          Waivers)   Waivers
----------                         ----------  --------

Money Market                        $      0   $235,363

Municipal Money Market                     0     38,613

U.S. Treasury Money Market                 0     94,577

Ohio Municipal Money Market                0      9,118

Pennsylvania Municipal Money               0     53,013
 Market

North Carolina Municipal Money             0      9,096
 Market

Virginia Municipal Money Market            0        773

Managed Income                       497,581     82,654

Government Income                          0     12,063

Tax-Free Income                        3,693      9,207

Intermediate Government Bond          73,585     97,542

Ohio Tax-Free Income                   3,258      4,318

Pennsylvania Tax-Free Income          24,323     32,242

Intermediate Bond                     76,937    101,986

Large Cap Value Equity               213,057          0

Large Cap Growth Equity              333,722          0

Small Cap Growth Equity              239,156          0

Select Equity                        340,809          0

Index Equity                          12,385     73,920

Small Cap Value Equity               252,237          0

International Equity                 659,738          0

International Emerging Markets       137,559          0

Balanced                             186,567          0


     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), PAMG (PIMC in the case of the Index Equity Portfolio) paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:



                                          Fees Paid
                                            (After
Portfolios                                 Waivers)     Waivers
----------                                 -----------  ----------

Money Market                               $1,443,913   $5,342,421

Municipal Money Market                        158,382      897,064

U.S. Treasury Money Market                    694,221    3,095,647

Ohio Municipal Money Market                    32,275      182,796

Pennsylvania Municipal Money Market           240,350    1,361,445

North Carolina Municipal Money Market          45,997      260,560

Virginia Municipal Money Market                     0      160,601

New Jersey Municipal Money Market              32,663      149,411

Managed Income                              1,488,836      248,415

Government Income                                   0       36,973

Tax-Free Income                                95,609       50,559

Intermediate Government Bond                  412,698        2,499

Ohio Tax-Free Income                            1,428       23,786

Pennsylvania Tax-Free Income                  170,395       84,589

Intermediate Bond                             402,873      188,333

New Jersey Tax-Free Income                    153,707       61,483

International Bond                            106,486            0

Core Bond                                     353,907      141,564

Low Duration Bond                             281,905      112,763

Large Cap Value Equity                      3,314,383            0

Large Cap Growth Equity                     1,686,503            0

Small Cap Growth Equity                     1,164,980            0

Select Equity                               1,164,368            0

Index Equity                                   20,642      123,200

Small Cap Value Equity                        888,986            0

International Equity                        2,431,134            0

International Emerging Markets                707,475            0

Balanced                                      733,223            0


     For the year or periods ended September 30, 1995, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:




                                          Fees Paid
                                           (After
Portfolios                                Waivers)      Waivers
----------                               ---------      -------

Money Market                             $        0     $721,072

Municipal Money Market                            0      123,516

U.S. Treasury Money Market                        0      312,942

Ohio Municipal Money Market                       0       32,788

Pennsylvania Municipal Money Market               0      174,315

North Carolina Municipal Money Market             0       46,229

Managed Income                            1,253,232      537,100

Tax-Free Income                                   0       34,770

Intermediate Government Bond                265,674      398,511

Ohio Tax-Free Income                              0       29,431

Pennsylvania Tax-Free Income                112,727       96,566

Intermediate Bond                           239,611      235,136

Large Cap Value Equity                    2,060,105      543,074

Large Cap Growth Equity                     630,015      236,255

Small Cap Growth Equity                     449,727      100,084

Select Equity                               502,871      188,576

Index Equity                                 30,772      286,654

Small Cap Value Equity                      831,324       83,132

International Equity                      1,913,286      478,322

Balanced                                    467,464      175,299

Virginia Municipal Money Market                   0        9,451

International Emerging Markets              227,610       45,924

Government Income/1/                              0       26,079


/1/  Commenced operations October 3, 1994.

For the year or periods ended September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                            Fees Paid
Portfolios                               (After Waivers)  Waivers
----------                               ---------------  --------

Money Market                                 $        0   $479,008

Municipal Money Market                                0     85,703

U.S. Treasury Money Market                            0    140,886

Ohio Municipal Money Market                           0     24,962

Pennsylvania Municipal Money Market                   0     42,110

North Carolina Municipal Money Market                 0     27,768



                                         Fees Paid
Portfolios                               (After Waivers)        Waivers
----------                               ---------------        --------
Managed Income                           $1,198,580               $199,763

Tax-Free Income                                   0                 33,359

Intermediate Government Bond                276,410                368,546

Ohio Tax-Free Income                              0                 24,996

Pennsylvania Tax-Free Income                 33,198                160,456

Intermediate Bond                            97,470                138,685

Large Cap Value Equity                    2,018,338                288,334

Large Cap Growth Equity                     409,182                 58,455

Small Cap Growth Equity                      55,825                101,371

Select Equity                               265,273                 37,896

Index Equity                                 28,392                275,602

Small Cap Value Equity                      791,896                      0

International Equity                      1,257,191                251,438

Balanced                                    409,420                 79,849

Virginia Municipal Money Market/1/                0                    992

International Emerging Markets/2/             6,723                 14,153


/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.

     For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1994, 1995 and 1996, the Index Master Portfolio paid advisory fees to DFA totalling $10,833, $18,816 and $62,405, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio until June 2, 1996.

     The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $20,165 in advisory fees to BlackRock.
For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $496,305, $607,485 and $159,582, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the period from March 1, 1995 through December 31, 1995 and during the fiscal years ended February 28, 1995 and 1994, Midlantic Bank waived $0, $2,451 and $318,099, respectively, in investment advisory fees. During the period from January 13, 1996 through

January 31, 1996, the New Jersey Tax-Free Income Portfolio paid PAMG $12,779 in investment advisory fees, and PAMG waived $8,520 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PAMG paid BlackRock $8,945 in sub-advisory fees with respect to the New Jersey Tax-Free Income Portfolio and BlackRock waived $5,964 in sub-advisory fees.

     The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PAMG from January 1, 1996 through February 12, 1996. For the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid $4,134 in advisory fees to PAMG, and PAMG waived advisory fees and reimbursed expenses totalling $0 and $0, respectively. For the period from February 1, 1996 through February 12, 1996, PAMG paid Morgan Grenfell $4,898 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio, and Morgan Grenfell waived sub-advisory fees totalling $0. For the period from January 1, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid $24,832 in advisory fees to PAMG. For the period from January 1, 1996 through January 31, 1996, PAMG paid Morgan Grenfell $20,176 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the International Bond Portfolio paid $305,176, $361,620 and $346,865, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by PIMC from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $8,000 in advisory fees to PIMC. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $155,696, $158,240 and $158,536, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid PIMC $2,128 in investment advisory fees, and PIMC waived $13,826 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PNC Bank waived all of the sub-advisory fees (in the amount of $1,125) with respect to the New Jersey Municipal Money Market Portfolio.

     The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Core Bond Portfolio paid BlackRock $53,125 in investment advisory fees and BlackRock waived $21,255 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Core Bond Portfolio in the amounts of $56,894 and $34,010, respectively, and reimbursed expenses amounting to $137,364 and $137,179, respectively. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid PAMG $182,709 in investment advisory fees, and PAMG waived $121,806 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $127,896 in sub-advisory fees with respect to the Core Bond Portfolio, and BlackRock waived $85,264 in sub-advisory fees.

     The predecessor portfolio to the Low Duration Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Low Duration Bond Portfolio paid BlackRock $56,481 in investment advisory fees and BlackRock waived $11,186 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Low Duration Bond Portfolio in the amounts of $102,707 and $110,232, respectively, and reimbursed expenses amounting to $61,195 and $55,582, respectively. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid PAMG $149,488 in investment advisory fees, and PAMG waived $99,659 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, PAMG paid BlackRock $104,642 in sub-advisory fees with respect to the Low Duration Bond Portfolio, and BlackRock waived $69,761 in sub-advisory fees.

     Administration Agreements. CCG, PFPC and CDI serve as the Fund's co-administrators pursuant to administration agreements (collectively, the "Administration Agreement"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund. As stated in the Prospectuses, the Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     CCG serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreement provides that CCG, PFPC and CDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For its services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. In addition, PFPC charges each investor in the Index Master Portfolio a monthly fee of $2,600.

     From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. CCG became an Administrator to the Fund on December 1, 1995. For the period from October 1, 1995 through January 13, 1996, the Fund paid CCG, PFPC and PDI combined administration fees (after waivers), and CCG, PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                               Fees Paid
                                 (After             Reimburse-
Portfolios                      Waivers)   Waivers    ments
----------                     ----------  -------  ----------

Money Market                    $645,001   $51,681      $0

Municipal Money Market           117,010     8,088       0

U.S. Treasury Money Market       242,075    52,266       0

Ohio Municipal Money Market       17,189    12,366       0

Pennsylvania Municipal
Money Market                     143,962    28,455       0

North Carolina Municipal
Money Market                      11,644    17,455       0

Virginia Municipal Money
Market                                 0    12,768       0

Managed Income                   226,271    82,078       0

Government Income                    353     6,893       0


                               Fees Paid
                                 (After                   Reimburse-
Portfolios                      Waivers)      Waivers       ments
----------                     ----------     -------     ----------
Tax-Free Income                 $  1,455      $ 4,890         $0

Intermediate Government Bond      69,369       33,385          0

Ohio Tax-Free Income                 604        3,942          0

Pennsylvania Tax-Free Income      23,054       10,922          0

Intermediate Bond                 70,091       37,396          0

Large Cap Value Equity           287,181       75,970          0

Large Cap Growth Equity          142,578       32,289          0

Small Cap Growth Equity          105,681       19,886          0

Select Equity                    150,292       28,337          0

Index Equity                      32,455       65,337          0

Small Cap Value Equity           127,936        4,181          0

International Equity             200,396       30,791          0

International Emerging Markets    26,329            0          0

Balanced                          73,163       24,504          0

          For the period from January 14, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:


                                Fees Paid
                                 (After                   Reimburse-
Portfolios                      Waivers)      Waivers       ments
----------                     -----------    -------     ----------

Money Market                   $2,319,935     $460,119      $    0

Municipal Money Market            303,192      171,943           0

U.S. Treasury Money Market      1,325,463      264,620           0

Ohio Municipal Money Market        57,595       37,497           0

Pennsylvania Municipal
 Money Market                     576,488      139,781           0

North Carolina Municipal
 Money Market                      57,612       78,873           0

Virginia Municipal Money
 Market                                 0       60,792       4,868

New Jersey Municipal Money
 Market                            47,930       52,585           0

Managed Income                    740,845      412,076           0


                                Fees Paid
                                 (After                     Reimburse-
Portfolios                      Waivers)       Waivers        ments
----------                     -----------     --------     ----------
Government Income              $    1,394      $ 22,902       $    0

Tax-Free Income                    47,371        37,838            0

Intermediate Government Bond      207,399       118,488            0

Ohio Tax-Free Income               10,045         6,523            0

Pennsylvania Tax-Free Income       85,441        56,528            0

Intermediate Bond                 221,810       172,503            0

New Jersey Tax-Free Income         68,934        69,374            0

International Bond                 27,454        28,993            0

Core Bond                         196,853       128,743            0

Low Duration Bond                 175,769        83,391            0

Large Cap Value Equity          1,589,313       235,958            0

Large Cap Growth Equity           729,234       236,170            0

Small Cap Growth Equity           652,784        17,700            0

Select Equity                     471,931       198,312            0

Index Equity                       55,265       345,636            0

Small Cap Value Equity            512,358         3,984            0

International Equity              727,738       201,501            0

International Emerging Markets    147,927             0            0

Balanced                          339,671        80,233            0

          For the year or periods ended September 30, 1995, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:


                                Fees Paid
                                 (After
Portfolios                      Waivers)       Waivers      Reimbursements
----------                     -----------     --------     --------------

Money Market                   $1,686,008      $200,348        $     0

Municipal Money Market            208,246       162,303              0

U.S. Treasury Money Market        631,041       281,107              0

Ohio Municipal Money Market        43,263        55,100              0

Pennsylvania Municipal
Money Market                      322,632       200,313              0

North Carolina Municipal
Money Market                       24,058       114,630          1,666

Managed Income                    751,452       267,310              0

Tax-Free Income                         0        19,868          2,132

Intermediate Government Bond      244,417       135,117              0



                                Fees Paid
                                 (After
Portfolios                      Waivers)    Waivers   Reimbursements
----------                     -----------  --------  --------------
Ohio Tax-Free Income           $        0   $ 16,817     $ 8,950

Pennsylvania Tax-Free Income       68,050     51,546           0

Intermediate Bond                 139,960    131,323           0

Large Cap Value Equity          1,083,967    187,474           0

Large Cap Growth Equity           360,966     72,170           0

Small Cap Growth Equity           238,595     36,310           0

Select Equity                     288,666     57,058           0

Index Equity                       96,814    316,163           0

Small Cap Value Equity            359,637     97,592           0

International Equity              689,601    107,601           0

Balanced                          216,630    104,752           0

Virginia Municipal Money
Market                                  0     28,354      11,986

International Emerging
 Markets                           41,383      8,350           0

Government Income/1/                    0     14,903      15,973

/1/  Commenced operations October 3, 1994.

     For the year or periods ended September 30, 1994, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:



                               Fees Paid
                                (After
Portfolios                     Waivers)    Waivers   Reimbursements
----------                     ---------   -------   --------------

Money Market                  $  803,349   $541,066      $     0

Municipal Money Market            42,931    214,178            0

U.S. Treasury Money Market       132,901    289,756            0

Ohio Municipal Money Market        2,241     72,646        6,887

Pennsylvania Municipal Money
Market                            11,758    114,573        6,340

North Carolina Municipal
Money Market                           0     83,304        8,934

Managed Income                   521,204    277,849            0

Tax-Free Income                        0     19,062       14,359

Intermediate Government Bond     186,742    181,804            0

Ohio Tax-Free Income                   0     14,284       14,199

Pennsylvania Tax-Free Income      19,858     90,020        3,858

Intermediate Bond                 52,518     82,428            0

Large Cap Value Equity         1,075,209     61,908            0

Large Cap Growth Equity          128,262    105,557            0

Small Cap Growth Equity           20,166     58,432            0

Select Equity                     52,164     99,421            0

Index Equity                      27,115    378,211            0

Small Cap Value Equity           354,486     41,462            0

International Equity             502,876          0            0

Balanced                         125,112    119,522            0

Virginia Municipal Money
 Market/1/                             0      2,975        1,605

International Emerging
 Markets/2/                        1,259      2,537            0

/1/  Commenced operations July 25, 1994.

/2/  Commenced operations June 17, 1994.

     The predecessor portfolios to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $73,663, $44,863 and $43,497, respectively, in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $0, $26,345 and $27,844, respectively, in administration fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid the Administrators $3,050 in administration fees, and the Administrators waived $3,691 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $154,232, $105,029 and $79,454, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $4, $77,951 and $63,850, respectively, in administrative fees.
During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid the Administrators $4,443 in administration fees, and the Administrators waived $5,347 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the International Bond Portfolio paid $77,924, $81,364 and $78,033, respectively, in administrative fees to SEI pursuant to the prior administration agreement. During the period from January 13, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,141 in administrative fees. During the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,357 in administrative fees, and the Administrators waived fees and reimbursed expenses totalling $1,212 and $0, respectively.

     The predecessor portfolios to the Low Duration Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the period from July 1, 1995 through January 12, 1996 and during the fiscal years ended June 30, 1995 and 1994, the predecessor portfolio to the Core Bond Portfolio paid $29,752, $73,257 and $40,261, respectively, in administrative fees to State Street pursuant to the prior administration agreement, and State Street waived $0, $0 and $32,500, respectively, in administrative fees. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid the Administrators $79,269 in administration fees, and the Administrators waived $60,808 in administration fees. During the period from July 1, 1995 through January 12, 1996 and during the fiscal years ended June 30, 1995 and 1994, the predecessor portfolio to the Low Duration Bond Portfolio paid $31,578, $69,234 and $79,160, respectively, in administrative fees to State Street pursuant to the prior administration agreement. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid the Administrators $74,552 in administration fees, and the Administrators waived $40,055 in administration fees.

     The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

Custodian and Transfer Agency Agreements. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company, Barclays Bank PLC and Citibank, N.A. serve as the international sub-custodians for various Portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each series of Investor Shares in each Portfolio, plus disbursements. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.

     PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

     Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or CCG or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay CCG fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. CCG, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     The Fund is not required or permitted under the Plan to make distribution payments with respect to Service or Institutional Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, CCG and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional

Payments") would be in addition to the payments by the Fund described in the Fund's Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectuses for Investor Shares. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, CCG and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, CCG and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, CCG and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, CCG and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     Service Organizations may charge their clients additional fees for account-related services.

     The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the

Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.

     For the twelve months ended September 30, 1996 (from February 1, 1996 through September 30, 1996 in the case of the New Jersey Municipal Money Market, New Jersey Tax-Free Income and International Bond Portfolios; from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios), the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current and prior plans:



                                   Distribution   Shareholder     Shareholder
Portfolios - Investor A Shares        Fees       Servicing Fees  Processing Fees
--------------------------------      ----       --------------  ---------------

Money Market                          $103,161        $213,632          $130,936

Municipal Money Market                     295             452               277

U.S. Treasury Money Market               6,942          14,341             8,790

Ohio Municipal Money Market              3,631           6,256             3,834

Pennsylvania Municipal Money            50,277         126,379            77,458
Market

New Jersey Municipal Money               9,018          26,105            16,000
Market

North Carolina Municipal Money              76             162                99
Market

Low Duration Bond                            0           1,103               676

Core Bond                                    0             213               131

Managed Income                          15,672          20,986            12,863

Intermediate Government Bond             7,190          12,127             7,432

Tax-Free Income                          8,456          10,003             6,130

Government Income                        2,329           6,058             3,714

International Bond                           0              56                34

Ohio Tax-Free Income                     2,669           5,488             3,363

Pennsylvania Tax-Free Income            56,090          70,041            42,929

New Jersey Tax-Free Income                   0             881               540

Intermediate Bond                          586           1,563               958

Large Cap Value Equity                  20,739          38,989            23,896

Large Cap Growth Equity                 12,142          24,562            15,054

Small Cap Growth Equity                 10,312          33,465            20,511

Select Equity                            4,866           9,387             5,754

Index Equity                             9,668          18,249            10,872

Small Cap Value Equity                  24,929          41,446            25,403

International Equity                    20,239          33,709            20,661

Balanced                                80,100         125,055            76,647
International Emerging Markets           2,753           4,953             3,035


                                  Distribution   Shareholder       Shareholder
Portfolios - Investor B Shares        Fees      Servicing Fees   Processing Fees
------------------------------    ------------  --------------   ---------------
Money Market                        $    532        $    110          $     68

Core Bond                              2,194             725               444

Tax-Free Income                           15               5                 3

Government Income                     79,887          22,587            13,845

International Bond                       131              43                26

Ohio Tax-Free Income                     880             265               162

Pennsylvania Tax-Free Income          40,968          12,601             7,724

New Jersey Tax-Free Income                61              20                13

Large Cap Value Equity                 4,427           1,464               897

Large Cap Growth Equity                4,165           1,378               844

Small Cap Growth Equity               12,394           4,101             2,513

Select Equity                          1,752             579               355

Index Equity                           4,025           1,342               805

Small Cap Value Equity                13,927           4,237             2,597

International Equity                  12,362           3,808             2,334

Balanced                              34,959          10,777             6,605

International Emerging Markets           323             107                65



                                  Distribution   Shareholder      Shareholder
Portfolios - Investor C Shares        Fees      Servicing Fees  Processing Fees
------------------------------    ------------  --------------  ---------------
International Bond                    $  3           $  1            $  1

Large Cap Value Equity                 120             40              24

Small Cap Growth Equity                 67             22              14

Select Equity                            0              0               0

Index Equity                           119             40              24


                                  Distribution   Shareholder      Shareholder
Portfolios - Service Shares           Fees      Servicing Fees  Processing Fees
---------------------------       ------------  --------------  ---------------

Money Market                          N/A        $2,413,153        $2,413,153

Municipal Money Market                N/A           442,130           442,130

U.S. Treasury Money Market            N/A         1,496,137         1,496,137

Ohio Municipal Money Market           N/A            68,218            68,218

Pennsylvania Municipal Money          N/A           337,504           337,504
 Market

New Jersey Municipal Money            N/A            61,928            61,928
 Market

North Carolina Municipal Money        N/A             8,092             8,092
 Market

Virginia Municipal Money Market       N/A            14,003            14,003

Low Duration Bond                     N/A           101,813           101,813

Core Bond                             N/A           129,459           129,459

Managed Income                        N/A           215,217           215,217

Intermediate Government Bond          N/A            72,572            72,572

Tax-Free Income                       N/A            39,737            39,737

Government Income                     N/A                 0                 0

International Bond                    N/A            24,722            24,722

Ohio Tax-Free Income                  N/A             8,631             8,631

Pennsylvania Tax-Free Income          N/A            42,224            42,224

New Jersey Tax-Free Income            N/A            91,130            91,130

Intermediate Bond                     N/A            62,978            62,978

Large Cap Value Equity                N/A           625,393           625,393

Large Cap Growth Equity               N/A           287,504           287,504

Small Cap Growth Equity               N/A           179,174           179,174

Select Equity                         N/A           154,100           154,100

Index Equity                          N/A           129,601           129,601

Small Cap Value Equity                N/A           108,248           108,248

International Equity                  N/A           226,778           226,778

Balanced                              N/A           187,602           187,602

International Emerging Markets        N/A            37,267            37,267

                                    EXPENSES

     Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with PAMG, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

          PAMG, the sub-advisers and the Administrators expect to waive voluntarily a portion of their respective advisory, sub-advisory and administration fees during the Portfolios' current fiscal year.


                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

     For the year or period ended September 30, 1996, the following Portfolios paid brokerage commissions as follows:



Portfolios                                             Brokerage Commissions
----------                                             ---------------------

Large Cap Value Equity                                            $1,455,318

Large Cap Growth Equity                                              696,494

Small Cap Growth Equity                                              165,153

Select Equity                                                        443,114

Index Equity                                                          44,380

Small Cap Value Equity                                               380,356

International Equity                                               1,912,522

Balanced                                                              95,277

International Emerging Markets                                       588,860

     For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:


Portfolios                                                 Brokerage Commissions
----------                                                 ---------------------
Large Cap Value Equity                                         $  364,680

Large Cap Growth Equity                                           356,156

Small Cap Growth Equity                                            88,691

Select Equity                                                     341,935

Index Equity                                                       73,946

Small Cap Value Equity                                            251,396

International Equity                                            2,667,245

Balanced                                                          144,451

International Emerging Markets                                    356,727


     For the year or period ended September 30, 1994, the following Portfolios paid brokerage commissions as follows:

Portfolios                                                 Brokerage Commissions
----------                                                 ---------------------
Large Cap Value Equity                                       $  431,232

Large Cap Growth Equity                                         530,428

Small Cap Growth Equity                                          62,339

Select Equity                                                   156,700

Index Equity                                                     47,190

Small Cap Value Equity                                          185,560

International Equity                                          1,031,631

Balanced                                                        164,460

International Emerging Markets                                   32,367

     For the Index Master Portfolio's fiscal years ended November 30, 1994, 1995, and 1996, the Index Master Portfolio paid brokerage commissions totalling $10,610, $15,289 and $72,562, respectively.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1996, the following Portfolios held the following securities:

Portfolio                     Security                     Value
---------                     --------                     -----

Money Market
------------
Goldman Sachs, LP             Variable Rate Obligation  $ 47,000,000
Lehman Brothers               Variable Rate Obligation    50,000,000
Merrill Lynch & Co.           Medium Term Note            49,997,964
Merrill Lynch & Co.           Commercial Paper            49,663,333
Morgan Stanley & Co.          Commercial Paper           114,310,431

U.S. Treasury Money Market
--------------------------
Goldman Sachs, LP             Repurchase Agreement      $ 24,000,000
Morgan Stanley & Co.          Repurchase Agreement       280,300,000
Nikko Securities Co.          Repurchase Agreement        55,000,000

Managed Income
--------------
Salomon Brothers, Inc.        Corporate Bond            $  6,616,282
Merrill Lynch & Co.           Corporate Bond               6,904,866
Morgan Stanley & Co.          Corporate Bond               5,106,250
Paine Webber, Inc.            Corporate Bond               4,919,063

Balanced
--------

Salomon Brothers, Inc.        Corporate Bond            $    315,480
Merrill Lynch & Co.           Corporate Bond               1,448,661


Portfolio                     Security                         Value
---------                     --------                         -----

Low Duration Bond
-----------------
Lehman Brothers               Corporate Bonds           $  3,685,520


Merrill Lynch & Co.           Corporate Bonds           $     71,118
Morgan Stanley & Co.          Corporate Bonds                413,409

Core Bond
---------
Goldman Sachs, LP             Corporate Bonds           $  2,827,706
Merrill Lynch & Co.           Corporate Bonds                374,118

Intermediate Bond
-----------------
Goldman Sachs, LP             Corporate Bonds           $  1,884,978
Merrill Lynch & Co.           Corporate Bonds              1,196,431

                      PURCHASE AND REDEMPTION INFORMATION

        Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 1996, follows:

                                     TABLE
                                     -----

                                           Large Cap      Large Cap
                                             Value         Growth        Small Cap                      Index
                                             Equity        Equity      Growth Equity  Select Equity     Equity
                                           Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                          ------------  -------------  -------------  -------------  ------------

Net Assets.........................        $26,190,321    $16,579,152    $27,954,075    $ 6,227,831   $12,752,111

Outstanding
Shares.............................          1,706,757      1,109,844      1,288,710        459,447       913,386
                                           ===========    ===========    ===========    ===========   ===========

Net Asset Value
 Per Share.........................        $     15.35    $     14.94    $     21.69    $     13.56   $     13.96
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share)/*/...............        $       .72    $       .70    $      1.02    $       .64   $       .43
                                           -----------    -----------    -----------    -----------   -----------
Offering to Public.................        $     16.07    $     15.64    $     22.71    $     14.20   $     14.39
                                           ===========    ===========    ===========    ===========   ===========

-----------
/*/ 3.00%/3.09% for Index Equity Portfolio.



                                       Small
                                       Cap Value     International                 Managed        Tax-Free
                                       Equity        Equity         Balanced       Income         Income
                                       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                       ---------     ---------      ---------      ---------      ---------

Net Assets..................            $24,605,308    $19,842,197    $71,899,325    $11,193,072   $ 4,872,905

Outstanding
Shares......................              1,540,306      1,485,086      4,762,624      1,109,756       449,699
                                        ===========    ===========    ===========    ===========   ===========

Net Asset Value
Per Share...................            $     15.97    $     13.36    $     15.10    $     10.09   $     10.84

Maximum Sales Charge,
4.50% of offering price
(4.71% of net asset
value per share)/*/.........            $       .75    $       .70    $       .71    $       .48   $       .45
                                        -----------    -----------    -----------    -----------   -----------

Offering to Public..........            $     16.72    $     14.06    $     15.81    $     10.57   $     11.29
                                        ===========    ===========    ===========    ===========   ===========

----------
/*/ 5.00%/5.26% for International Equity Portfolio; 4.00%/4.17% for Tax-Free
 Income Portfolio.

                                       Intermediate                 Pennsylvania   Low
                                       Government    Ohio Tax-      Tax-Free       Duration       Intermediate
                                       Bond          Free Income    Income         Bond           Bond
                                       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                       ---------     ---------      ---------      ---------      ---------
Net Assets.......................       $ 5,902,721    $ 9,619,203    $38,027,710    $937,658     $935,485

Outstanding
 Shares..........................           594,767        947,248      3,642,501      95,732      100,344
                                            =======        =======      =========      ======      =======

Net Asset Value
 Per Share.......................             $9.92         $10.15         $10.44       $9.79        $9.32

Maximum Sales Charge,
 4.00% of offering price
 (4.17% of net asset
 value per share)/*/.............             $ .41          $ .42          $ .44       $ .30        $ .39
                                               ----           ----           ----        ----         ----

Offering to Public...............            $10.33         $10.57         $10.88      $10.09        $9.71
                                              =====          =====          =====       =====         ====

--------------
/*/3.00%/3.09% for Low Duration Bond Portfolio.

                                                                    International  New Jersey
                                       Government    International  Emerging       Tax-Free       Core
                                       Income        Bond           Markets        Income         Bond
                                       Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                                       ---------     ---------      ---------      ---------      ---------

Net Assets.......................       $3,650,842     $175,812       $2,995,584     $893,803      $319,914

Outstanding
Shares...........................          358,070       15,017          343,864       79,324        33,503
                                           =======       ======          =======       ======        ======

Net Asset Value
Per Share........................           $10.20       $11.71            $8.71       $11.27         $9.55

Maximum Sales Charge,
4.00% of offering price
(4.17% of net asset
value per share)/*/..............            $ .48        $ .62            $ .46        $ .47         $ .40
                                              ----         ----             ----         ----          ----

Offering to Public...............           $10.68       $12.33            $9.71       $11.74         $9.95
                                             =====        =====             ====        =====          ====

--------------
/*/4.50%/4.71% for Government Income Portfolio; 5.00%/5.26% for International Bond and International Emerging Markets Portfolios.

                            Mid-Cap    Mid-Cap
                            Value      Growth
                             Equity    Equity
                            Portfolio  Portfolio
                            ---------  ---------

Net Assets................     $100     $100

Outstanding
 Shares...................      10       10
                               ===      ===

Net Asset Value
 Per Share................     $10.00   $10.00
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share).........     $  .47   $  .47
                               ------    -----

Offering to Public........     $10.47   $10.47
                                =====    =====

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1996 (for the period from February 1, 1996 through September 30, 1996 in the case of the New Jersey Tax-Free Income and International Bond Portfolios; for the period from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios) were as follows:



 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Managed Income                           $ 43,417

 Tax-Free Income                             9,109

 Intermediate Government Bond               22,989

 Ohio Tax-Free Income                        4,649

 Pennsylvania Tax-Free Income               81,436

 Intermediate Bond                           8,598

 Large Cap Value Equity                    141,011

 Large Cap Growth Equity                    95,694

 Small Cap Growth Equity                   344,911

 Select Equity                              44,112

 Index Equity                               78,263

 Small Cap Value Equity                     51,676

 International Equity                       85,795

 Balanced                                  143,547

 International Emerging Markets             18,147

 Government Income                          30,034

 Core Bond                                   8,481

 New Jersey Tax Free Income                 17,606

 Low Duration Bond                           6,294

 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 International Bond                               $  7,565

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:


 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Managed Income                          $ 37,132

 Tax-Free Income                            8,850

 Intermediate Government Bond              42,765

 Ohio Tax-Free Income                       2,725

 Pennsylvania Tax-Free Income             121,089

 Intermediate Bond                          1,513

 Large Cap Value Equity                    68,289

 Large Cap Growth Equity                   47,859

 Small Cap Growth Equity                   77,356

 Select Equity                             34,761

 Index Equity                              51,229

 Small Cap Value Equity                    61,709

 International Equity                      83,938

 Balanced                                 144,255

 International Emerging Markets            24,915

 Government Income                         69,712

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1994 were as follows:



 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Managed Income                          $150,150

 Tax-Free Income                          $37,504

 Intermediate Government Bond              50,694

 Ohio Tax-Free Income                      64,596

 Pennsylvania Tax-Free Income             678,464

 Intermediate Bond                          2,124

 Large Cap Value Equity                   195,675

 Large Cap Growth Equity                   81,496

 Small Cap Growth Equity                   44,054

 Select Equity                             17,550

 Index Equity                              38,454

 Small Cap Value Equity                   230,590

 International Equity                     303,547


 Portfolios                        Front-End Sales Charges
 ----------                        -----------------------

 Balanced                                $1,213,056

 International Emerging Markets             130,755



          For the period from January 13, 1996 through January 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the New Jersey Tax-Free Income Portfolio were $435. For the period from January 13, 1996 through March 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the Low Duration Bond and Core Bond Portfolios were $3,848 and $1,723, respectively.

          There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares of the Non-Money Market Portfolios. However, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net offering price or the asset value of the shares on the redemption date for Investor A Shares purchased on a no-load basis and subsequently redeemed within 18 months after purchase.

          Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

          Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received.
In addition, Investor C Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemptions of such Investor C Shares within 12 months of purchase.

          Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received without a sales charge.

          Exchange Privilege.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

          A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

          Investments of Redemption Proceeds from Other Investment Companies. Investors may purchase Investor A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

      i)  any Portfolio of the Fund; and

     ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

          a) that company and the Fund have a common investment adviser or distributor; or

          b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

     Miscellaneous. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Index Master Portfolio to make payment wholly or partly in cash, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of

1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

     The Fund will accept and process purchase and redemption orders with respect to the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Select Equity, International Equity, International Emerging Markets and Balanced Portfolios on days on which the Federal Reserve Bank of Philadelphia is closed if the New York Stock Exchange (the "NYSE") is open for business.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.


                       VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     Money Market Portfolios. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Equity and International Emerging Markets Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.


                            PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     Money Market Portfolio Performance. Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period
                                         ----
return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the

Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and
(b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1996 before waivers was as follows:

                                                       Tax-Equivalent Yield
                                                        (assumes a Federal
                                          Effective           income
Portfolio                       Yield       Yield         tax rate of 28%)
---------                       -----       -----         ----------------
Money Market
     Service Shares              4.61%       4.72%               N/A
     Investor A Shares           4.52        4.62                N/A
     Institutional Shares        4.91        5.03                N/A
     Investor B Shares           3.83        3.90                N/A

Municipal Money Market
     Service Shares              2.77%       2.81%              3.84%
     Investor A Shares           2.60        2.63               3.61
     Institutional Shares        3.07        3.12               4.26

U.S. Treasury Money Market
     Service Shares              4.39%       4.49%               N/A
     Investor A Shares           2.64        4.31                N/A
     Institutional Shares        3.12        4.80                N/A

Ohio Municipal Money Market
     Service Shares              2.82%       2.86%              3.92%
     Investor A Shares           2.64        2.67               3.67
     Institutional Shares        3.12        3.17               4.33

Pennsylvania Municipal Money
Market
     Service Shares              2.78%       2.82%              3.86%
     Investor A Shares           2.60        2.63               3.61
     Institutional Shares        3.08        3.13               4.28


North Carolina Municipal
Money Market
     Service Shares              2.78%       2.82%              3.86%
     Investor A Shares           2.61        2.64               3.63
     Institutional Shares        3.08        3.13               4.28


Virginia Municipal Money
Market
     Service Shares              2.64%       2.67%              3.67%
     Institutional Shares        2.94        2.98               4.08

New Jersey Municipal Money
Market Portfolio
    Service Shares               2.58%       2.61%              3.58%
    Investor A Shares            2.33        2.36               3.24
    Institutional Shares         2.88        2.92               4.00

     The Investor B Class had not commenced operations as of September 30, 1996, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1996.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1996 after waivers was as follows:

                                                       Tax-Equivalent Yield
                                                        (assumes a Federal
                                          Effective          income
Portfolio                       Yield       Yield        tax rate of 28%)
---------                       ------      -----      --------------------
Money Market
     Service Shares              4.97%       5.09%             N/A
     Investor A Shares           4.88        5.00              N/A
     Institutional Shares        5.27        5.41              N/A
     Investor B Shares           4.19        4.28              N/A

Municipal Money Market
     Service Shares              3.21%       3.26%            4.46%
     Investor A Shares           3.04        3.09             4.22
     Institutional Shares        3.51        3.57             4.88

U.S. Treasury Money Market
     Service Shares              4.79%       4.90%             N/A
     Investor A Shares           4.62        4.73              N/A
     Institutional Shares        5.09        5.22              N/A

Ohio Municipal Money Market
     Service Shares              3.28%       3.33%            4.56%
     Investor A Shares           3.10        3.15             4.31
     Institutional Shares        3.58        3.65             4.97

Pennsylvania Municipal Money
Market
     Service Shares              3.20%       3.25%            4.44%
     Investor A Shares           3.02        3.07             4.19
     Institutional Shares        3.50        3.56             4.86


North Carolina Municipal
Money Market
     Service Shares              3.22%       3.29%            4.47%
     Investor A Shares           3.05        3.10             4.24
     Institutional Shares        3.52        3.58             4.89


Virginia Municipal Money
Market
     Service Shares              3.32%       3.37%            4.61%
     Institutional Shares        3.62        3.68             5.03

New Jersey Municipal Money
Market Portfolio
    Service Shares               3.07%       3.12%            4.26%
    Investor A Shares            2.82        2.86             3.92
    Institutional Shares         3.37        3.43             4.68

     The Investor B Class had not commenced operations as of September 30, 1996, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1996.

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

     Total Return. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV  /1/n/
                    T = [(-----)     - 1]
                            P
          Where:    T =  average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):

                                                           Commencement of
Non-Money Market               Predecessor                 Operations of
Portfolio                      Portfolio                   Predecessor Portfolio
---------                      ---------                   ---------------------


New Jersey Tax-Free Income     Compass Capital Group       July 1, 1991
Portfolio                      New Jersey Municipal Bond
                               Fund


International Bond Portfolio   Compass Capital Group       July 1, 1991
                               International Fixed Income
                               Fund

Core Bond Portfolio            BFM Institutional Trust     December 9, 1992
                               Core Fixed Income
                               Portfolio

Low Duration Bond Portfolio    BFM Institutional Trust     July 17, 1992
                               Short Duration Portfolio

     Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.

     Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1996 were as follows*:


                                                                             Investor A Shares
                                                   ----------------------------------------------------------------------
                                                   Investor A Shares
                                                   Total Return (NAV)
                                   --------------------------------------------------------------------------------------
                                   Fund Inception  Class Intro                                             Since Fund
                                   Date            Date              1 Year   3 Year Ann.  5 Year Ann.   Inception Ann.
                                   --------------------------------------------------------------------------------------
Balanced                           05/14/90        05/14/90          13.98%     10.77%        12.05%         11.66%
Index  Equity                      04/20/92        06/02/92          19.31%     16.41%         N/A           14.12%
Select Equity                      09/13/93        10/13/93          19.23%     14.24%         N/A           13.88%
Large Cap Growth Equity            11/01/89        03/14/92          18.18%     10.62%        11.61%         11.14%
Large Cap Value Equity             04/20/92        05/02/92          20.52%     15.96%         N/A           15.23%
Small Cap Value Equity             04/13/92        06/02/92          12.06%     11.56%         N/A           14.55%
Small Cap Growth Equity            09/14/93        09/15/93          44.79%     27.48%         N/A           28.94%
International Equity               04/27/92        06/02/92           7.58%      6.55%         N/A           10.16%
Int'l Emerging Markets             06/17/94        06/17/94           6.49%       N/A          N/A           -4.67%
Low Duration Bond                  07/17/92        01/13/96           4.51%      5.01%         N/A            5.04%
Intermediate Government Bond       04/20/92        05/11/92           4.36%      3.51%         N/A            5.51%
Intermediate Bond                  09/17/93        05/20/94           4.74%      3.58%         N/A            3.57%
Core Bond                          12/09/92        01/31/96           4.30%      4.81%         N/A            6.45%
Managed Income                     11/01/89        02/05/92           3.83%      3.33%        6.70%           7.48%
Tax - Free Income                  05/14/90        05/14/90           6.94%      4.38%        7.39%           7.78%
NJ Tax - Free Income               07/01/91        01/26/96           4.51%      3.88%        6.85%           7.22%
Pa Tax -Free Income                12/01/92        12/01/92           5.81%      4.20%         N/A            6.26%
Oh Tax - Free Income               12/01/92        12/01/92           5.66%      3.96%         N/A            5.44%
Government Income                  10/03/94        10/03/94           4.43%       N/A          N/A            9.26%
International Bond                 07/01/91        04/22/96          11.72%      7.98%        9.05%           9.32%
                                   --------------------------------------------------------------------------------------

                                   ------------------------------------------------------------------------
                                                   Total Return (Load adjusted)
                                   ------------------------------------------------------------------------
                                   Fund Inception                                           Since Fund
                                   Date               1 Year   3 Year Ann.   5 Year Ann.  Inception Ann.
                                   ------------------------------------------------------------------------
Balanced                           05/14/90            8.82%      9.07%        11.02%         10.86%
Index  Equity                      04/20/92           15.73%     15.23%          N/A          13.34%
Select Equity                      09/13/93           13.86%     12.50%          N/A          12.18%
Large Cap Growth Equity            11/01/89           12.89%      8.92%        10.58%         10.40%
Large Cap Value Equity             04/20/92           15.07%     14.20%          N/A          14.05%
Small Cap Value Equity             04/13/92            7.04%      9.85%          N/A          13.37%
Small Cap Growth Equity            09/14/93           38.24%     25.55%          N/A          27.00%
International Equity               04/27/92            2.18%      4.74%          N/A           8.89%
Int'l Emerging Markets             06/17/94            1.18%       N/A           N/A          -6.80%
Low Duration Bond                  07/17/92            1.37%      3.95%          N/A           4.28%
Intermediate Government Bond       04/20/92            0.16%      2.12%          N/A           4.55%
Intermediate Bond                  09/17/93            0.58%      2.18%          N/A           2.19%
Core Bond                          12/09/92            0.13%      3.39%          N/A           5.31%
Managed Income                     11/01/89           -0.85%      1.74%         5.73%          6.77%
Tax - Free Income                  05/14/90            2.68%      2.97%         6.52%          7.09%
NJ Tax - Free Income               07/01/91            0.33%      2.48%         5.98%          6.39%
Pa Tax -Free Income                12/01/92            1.58%      2.78%          N/A           5.12%
Oh Tax - Free Income               12/01/92            1.42%      2.55%          N/A           4.32%
Government Income                  10/03/94           -0.24%       N/A           N/A           6.78%
International Bond                 07/01/91            6.13%      6.15%         7.94%          8.26%
                                   ------------------------------------------------------------------------



                                                                           Investor B Shares
                                            -------------------------------------------------------------------------------

                                            Investor B Shares
                                            Total Return (NAV)
                            -----------------------------------------------------------------------------------------------

                            Fund Inception  Class Intro                                                       Since Fund
                            Date            Date                  1 Year     3 Year Ann.   5 Year Ann.      Inception Ann.
                            -----------------------------------------------------------------------------------------------
Balanced                    05/14/90        10/03/94              13.14%        10.27%       11.74%             11.42%
Index  Equity               04/20/92        02/07/96              18.94%        16.28%        N/A               14.04%
Select Equity               09/13/93        03/27/96              18.86%        14.13%        N/A               13.77%
Large Cap Growth Equity     11/01/89        01/24/96              17.46%        10.40%       11.47%             11.04%
Large Cap Value Equity      04/20/92        01/18/96              19.97%        15.79%        N/A               15.11%
Small Cap Value Equity      04/13/92        10/03/94              11.34%        11.10%        N/A               14.25%
Small Cap Growth Equity     09/14/93        01/18/96              43.75%        27.17%        N/A               28.63%
International Equity        04/27/92        10/03/94               6.81%         6.08%        N/A                9.83%
Int'l Emerging Markets      06/17/94        04/25/96               6.24%         N/A          N/A               -4.75%
Core Bond                   12/09/92        03/18/96               3.91%         4.68%        N/A                6.34%
Tax - Free Income           05/14/90        07/18/96               6.77%         4.31%        7.35%              7.74%
NJ Tax - Free Income        07/01/91        07/02/96               4.32%         3.82%        6.81%              7.18%
Pa Tax - Free Income        12/01/92        10/03/94               5.04%         3.70%        N/A                5.89%
Oh Tax - Free Income        12/01/92        10/13/94               4.87%         3.40%        N/A                5.01%
Government Income           10/03/94        10/03/94               3.68%         N/A          N/A                8.52%
International Bond          07/01/91        04/19/96              11.37%         7.87%        8.98%              9.26%
                            ----------------------------------------------------------------------------------------------

                                                    Total Return (Load adjusted)
                            --------------------------------------------------------------------------

                            Fund Inception                                               Since Fund
                            Date              1 Year     3 Year Ann.    5 Year Ann.    Inception Ann.
                            --------------------------------------------------------------------------
Balanced                    05/14/90           8.02%        8.97%         11.28%           11.42%
Index  Equity               04/20/92          13.59%       14.90%           N/A            13.52%
Select Equity               09/13/93          13.51%       12.78%           N/A            12.64%
Large Cap Growth Equity     11/01/89          12.17%        9.09%         11.02%           11.04%
Large Cap Value Equity      04/20/92          14.57%       14.42%           N/A            14.59%
Small Cap Value Equity      04/13/92           6.34%        9.79%           N/A            13.74%
Small Cap Growth Equity     09/14/93          37.28%       25.67%           N/A            27.35%
International Equity        04/27/92           1.97%        4.83%           N/A             9.33%
Int'l Emerging Markets      06/17/94           1.46%         N/A            N/A            -6.22%
Core Bond                   12/09/92          -0.77%        3.44%           N/A             5.50%
Tax - Free Income           05/14/90           1.97%        3.08%          6.92%            7.74%
NJ Tax - Free Income        07/01/91          -0.37%        2.59%          6.38%            6.98%
Pa Tax -Free Income         12/01/92           0.31%        2.47%           N/A             5.05%
Oh Tax - Free Income        12/01/92           0.11%        2.18%           N/A             4.18%
Government Income           10/03/94          -0.99%         N/A            N/A             6.32%
International Bond          07/01/91           6.36%        6.60%          8.54%            9.05%
                            --------------------------------------------------------------------------

                                                                         Investor C  Shares

                                               ---------------------------------------------------------------------
                                                Investor C Shares
                                                Total Return (NAV)
                              --------------------------------------------------------------------------------------
                              Fund Inception    Class Intro                                            Since Fund
                              Date              Date             1 Year   3 Year Ann. 5 Year Ann.    Inception Ann.
                              --------------------------------------------------------------------------------------
Index  Equity                 04/20/92          08/14/96           18.94%       16.28%    N/A                14.04%
Select Equity                 09/13/93          09/27/96           18.86%       14.13%    N/A                13.77%
Large Cap Value Equity        04/20/92          08/16/96           19.97%       15.79%    N/A                15.11%
Small Cap Growth Equity       09/14/93          09/06/96           43.75%       27.17%    N/A                28.63%
International Bond            07/01/91          09/11/96           11.37%        7.87%    8.98%               9.26%
                              --------------------------------------------------------------------------------------
                                                  Total Return (Load adjusted)
                              ---------------------------------------------------------------------
                              Fund Inception                                       Since Fund
                              Date                 1 Year 3 Year Ann. 5 Year Ann.  Inception Ann.
                              ---------------------------------------------------------------------
Index  Equity                 04/20/92              17.75%      14.90%    N/A               13.52%
Select Equity                 09/13/93              13.51%      12.78%    N/A               12.64%
Large Cap Value Equity        04/20/92              18.77%      14.42%    N/A               14.59%
Small Cap Growth Equity       09/14/93              42.31%      25.67%    N/A               27.35%
International Bond            07/01/91              10.26%       6.60%    8.54%              9.05%
                              ---------------------------------------------------------------------

                                                                                  Service Shares

                                                     -------------------------------------------------------------------------
                                                     Service shares
                                                     Total Return (NAV)
                                  --------------------------------------------------------------------------------------------

                                  Fund Inception     Class Intro                                               Since Fund
                                  Date               Date              1 Year      3 Year Ann.   5 Year Ann.   Inception Ann.
                                  --------------------------------------------------------------------------------------------
Balanced                          05/14/90           07/29/93            14.11%        10.89%        12.12%           11.72%
Index  Equity                     04/20/92           07/29/93            19.45%        16.58%        N/A              14.24%
Select Equity                     09/13/93           09/15/93            19.43%        14.39%        N/A              14.04%
Large Cap Growth Equity           11/01/89           07/29/93            18.34%        10.80%        11.73%           11.23%
Large Cap Value Equity            04/20/92           07/29/93            20.68%        16.14%        N/A              15.33%
Small Cap Value Equity            04/13/92           07/29/93            12.30%        11.71%        N/A              14.68%
Small Cap Growth Equity           09/14/93           09/15/93            45.14%        27.71%        N/A              29.16%
International Equity              04/27/92           07/29/93             7.71%         6.70%        N/A              10.26%
Int'l Emerging Markets            06/17/94           06/17/94             6.61%        N/A           N/A              -4.47%
Low Duration Bond                 07/17/92           01/12/96             4.64%         5.05%        N/A               5.07%
Intermediate Government Bond      04/20/92           07/29/93             4.51%         3.58%        N/A               5.56%
Intermediate Bond                 09/17/93           09/23/93             4.79%         3.65%        N/A               3.64%
Core Bond                         12/09/92           01/13/96             4.43%         4.85%        N/A               6.49%
Managed Income                    11/01/89           07/29/93             4.05%         3.57%         6.84%            7.58%
Tax - Free Income                 05/14/90           07/29/93             7.14%         4.59%         7.53%            7.88%
NJ Tax - Free Income              07/01/91           07/01/91             4.68%         3.94%         6.89%            7.25%
Pa Tax - Free Income              12/01/92           07/29/93             5.97%         4.27%        N/A               6.33%
Oh Tax - Free Income              12/01/92           07/29/93             5.80%         3.91%        N/A               5.40%
International Bond                07/01/91           07/01/91            11.80%         8.01%         9.07%            9.34%
                                  --------------------------------------------------------------------------------------------

                                                                               Institutional Shares

                                                    -----------------------------------------------------------------------
                                                    Institutional Shares
                                                    Total Return (NAV)
                                   ----------------------------------------------------------------------------------------

                                   Fund Inception   Class Intro                                               Since Fund
                                   Date             Date             1 Year    3 Year Ann.    5 Year Ann.   Inception Ann.
                                   ----------------------------------------------------------------------------------------
Balanced                           05/14/90         05/01/92          14.43%        11.21%         12.32%           11.88%
Index  Equity                      04/20/92         04/20/92          19.82%        16.88%        N/A               14.45%
Select Equity                      09/13/93         09/13/93          19.84%        14.72%        N/A               14.34%
Large Cap Growth Equity            11/01/89         11/01/89          18.67%        11.05%         11.91%           11.36%
Large Cap Value Equity             04/20/92         04/20/92          21.01%        16.44%        N/A               15.53%
Small Cap Value Equity             04/13/92         04/13/92          12.64%        12.02%        N/A               14.89%
Small Cap Growth Equity            09/14/93         09/14/93          45.87%        28.13%        N/A               29.56%
International Equity               04/27/92         04/27/92           8.01%         7.01%        N/A               10.48%
Int'l Emerging Markets             06/17/94         06/17/94           6.97%       N/A            N/A               -4.19%
Low Duration Bond                  07/17/92         07/17/92           4.89%         5.14%        N/A                5.13%
Intermediate Government Bond       04/20/92         04/20/92           4.82%         3.86%        N/A                5.76%
Intermediate Bond                  09/17/93         09/17/93           5.10%         3.95%        N/A                3.93%
Core Bond                          12/09/92         12/09/92           4.60%         4.91%        N/A                6.53%
Managed Income                     11/01/89         11/01/89           4.33%         3.83%          7.02%            7.71%
Tax - Free Income                  05/14/90         01/21/93           7.45%         4.87%          7.71%            8.03%
Pa Tax - Free Income               12/01/92         12/01/92           6.29%         4.56%        N/A                6.51%
Oh Tax - Free Income               12/01/92         12/01/92           6.12%         4.20%        N/A                5.62%
International Bond                 07/01/91         06/10/96          11.89%         8.04%          9.08%            9.35%
                                   ----------------------------------------------------------------------------------------

          /*/Notes
          --------

          Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

          The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity
          - Institutional Shares; Large Cap Value Equity -Institutional Shares; Small Cap Value Equity -Institutional Shares; Small Cap Growth Equity -Institutional Shares; International Equity -Institutional Shares; International Emerging Markets -Investor A, Institutional and Service Shares; Low

          Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income -Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; and International Bond - Service Shares.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. PAMG and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain each Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the applicable Prospectus.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Non-Money Market Portfolio Yield. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond and International Bond Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C and Institutional Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C and Institutional Shares must calculate yield using the following formula:

                      a-b
          YIELD = 2[(----- +1)/6/ - 1]
                      cd

          Where:    a =  dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1996 for the Portfolios referenced below was as follows:

                                         After Waivers              Before Waivers
                                      -------------------          -----------------


                                        Tax-Equivalent              Tax-Equivalent
                                            Yield                       Yield
Portfolio                     Yield       (assumes a       Yield      (assumes a
---------                     -----    Federal income      -----    Federal income
                                          tax rate of                 tax rate of
                                             28%)                        28%)
                                             ---                         ---

Managed Income
     Service Shares            6.44%         N/A            6.21%        N/A
     Investor A Shares         6.26          N/A            6.03         N/A
     Institutional Shares      6.74          N/A            6.51         N/A

Tax-Free Income
     Service Shares            5.16%        7.17%           4.83%       6.70%
     Investor A Shares         4.98         6.92            4.65        6.45
     Institutional Shares      5.46         7.58            5.13        7.13
     Investor B Shares         4.22         5.86            3.89        5.40

Intermediate Government
Bond
     Service Shares            5.69%         N/A            5.39%        N/A
     Investor A Shares         5.51          N/A            5.21         N/A
     Institutional Shares      5.99          N/A            5.69         N/A


                                        Tax-Equivalent              Tax-Equivalent
                                            Yield                       Yield
Portfolio                     Yield       (assumes a       Yield      (assumes a
---------                     -----    Federal income      -----    Federal income
                                          tax rate of                 tax rate of
                                             28%)                        28%)
                                             ---                         ---

Ohio Tax-Free Income
     Service Shares            4.34%        6.03%           3.75%       5.21%
     Investor A Shares         4.17         5.80            3.58        4.98
     Institutional Shares      4.65         6.46            4.06        5.63
     Investor B Shares         3.40         4.72            2.81        3.90

Pennsylvania Tax-Free
Income
     Service Shares            5.10%        7.08%           4.80%       6.68%
     Investor A Shares         4.96         6.89            4.66        6.47
     Institutional Shares      5.40         7.50            5.10        7.08
     Investor B Shares         4.16         5.77            3.86        5.36


Intermediate Bond
     Service Shares            5.59%         N/A            5.29%        N/A
     Investor A Shares         5.42          N/A            5.12         N/A
     Institutional Shares      5.90          N/A            5.60         N/A

Government Income
     Investor A Shares         6.81%         N/A            6.05%        N/A
     Investor B Shares         6.04          N/A            5.28         N/A

New Jersey Tax-Free Income
Portfolio
    Service Shares             4.41%        6.13%           4.09%       5.68%
    Investor A Shares          4.24         5.89            3.92        5.44
    Investor B Shares          3.47         4.82            3.15        3.62

International Bond
Portfolio
    Service Shares             4.54%         N/A            4.14%        N/A
    Investor A Shares          4.37          N/A            3.97         N/A
    Investor B Shares          3.62          N/A            3.22         N/A
    Institutional              4.84          N/A            4.40         N/A
    Investor C Shares          ____          N/A            ____        ____


Low Duration Bond
    Service Shares             4.43%         N/A            4.15%        N/A
    Investor A Shares          4.26          N/A            3.98         N/A
    Institutional Shares       4.73          N/A            4.45         N/A

Core Bond
    Service Shares             6.42%         N/A            6.13%        N/A
    Investor A Shares          6.25          N/A            5.96         N/A
    Investor B Shares          5.50          N/A            5.21         N/A
    Institutional Shares       6.73          N/A            6.44         N/A

     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

--------------------------------------------------------------------------------

                       The Power of Reinvested Dividends
   Based on a $10,000 investment in the Lehman Brothers Municipal Bond Index from January 1, 1980 to June 30, 1991.


                           [LINE GRAPH APPEARS HERE]


--------------------------------------------------------------------------------

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown.

TABLE 1 - Federal Only
-------   ------------


                                         Federal                          TAX-EXEMPT YIELD
             1997 Taxable               Marginal
            Income Bracket              Tax Rate*      3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
--------------------------------------------------------------------------------------------------------------------------

  Single Return         Joint Return

$     0 - $24,000    $     0 - $40,100     15.0%      3.529%    4.118%    4.706%    5.294%    5.882%    6.471%    7.059%
$24,001 - $58,150    $40,101 - $96,900     28.0%      4.167%    4.861%    5.556%    6.250%    6.944%    7.639%    8.333%
$58,151 -$121,300    $96,901 -$147,700     31.0%      4.348%    5.072%    5.797%    6.522%    7.246%    7.971%    8.696%
$121,301-$263,750    $147,701-$263,750     36.0%      4.688%    5.469%    6.250%    7.031%    7.812%    8.594%    9.375%
    Over $263,750        Over $263,750     39.6%      4.967%    5.795%    6.623%    7.450%    8.278%    9.106%    9.934%



*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 2 - Federal and Pennsylvania
-------   ------------------------


                                              Approx.
                                              Combined
                                              Federal
                                              and PA                           TAX-EXEMPT YIELD
               1997 Federal                   Marginal
          Taxable Income Bracket              Tax Rate*     3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
-----------------------------------------------------------------------------------------------------------------------------

   Single Return           Joint Return

$     0 - $ 24,000     $      0 - $40,100       17.380%    3.631%    4.236%    4.841%    5.447%    6.052%    6.657%    7.262%
$24,001 - $ 58,150     $ 40,101 - $96,900       30.016%    4.287%    5.001%    5.716%    6.430%    7.144%    7.859%    8.573%
$58,151 - $121,300     $ 96,901 -$147,700       32.932%    4.473%    5.219%    5.964%    6.710%    7.455%    8.201%    8.946%
$121,301- $263,750     $147,701 -$263,750       37.792%    4.823%    5.626%    6.430%    7.234%    8.038%    8.841%    9.645%
     Over $263,750          Over $263,750       41.291%    5.110%    5.962%    6.813%    7.665%    8.517%    9.368%   10.220%



*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a threshold amount of approximately $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is estimated to be from $117,950 to $240,451 and for married taxpayers filing a joint return from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

TABLE 3 - Federal and Ohio
-------   ----------------


                                                                             TAX EXEMPT YIELD
                                                           -------------------------------------------------------------------

                                                           3         3.5       4         4.5       5         5.5        6
      1997             FEDERAL      OHIO
 TAXABLE INCOME        MARGINAL   MARGINAL    COMBINED                    TAXABLE EQUIVALENT YIELD
    BRACKETS           TAX RATE   TAX RATE*     RATE                           SINGLE RETURN


$     0 -  24,650         15%      4.457%      18.79%      3.69%     4.31%     4.93%     5.54%     6.16%     6.77%      7.39%

 24,651 -  40,000         28%      4.457%      31.21%      4.36%     5.09%     5.81%     6.54%     7.27%     8.00%      8.72%

 40,001 -  59,750         28%      5.201%      31.74%      4.40%     5.13%     5.86%     6.59%     7.33%     8.06%      8.79%

 59,751 -  80,000         31%      5.201%      34.59%      4.59%     5.35%     6.12%     6.88%     7.64%     8.41%      9.17%

 80,001 - 100,000         31%      5.943%      35.10%      4.62%     5.39%     6.16%     6.93%     7.70%     8.47%      9.25%

100,001 - 124,650         31%      6.900%      35.76%      4.67%     5.45%     6.23%     7.01%     7.78%     8.56%      9.34%

124,651 - 200,000         36%      6.900%      40.42%      5.03%     5.87%     6.71%     7.55%     8.39%     9.23%     10.07%

200,001 - 271,050         36%      7.500%      40.80%      5.07%     5.91%     6.76%     7.60%     8.45%     9.29%     10.14%

     OVER 271,050       39.6%      7.500%      44.13%      5.37%     6.26%     7.16%     8.05%     8.95%     9.84%     10.74%


      1997             FEDERAL      OHIO
 TAXABLE INCOME        MARGINAL   MARGINAL    COMBINED                    TAXABLE EQUIVALENT YIELD
    BRACKETS           TAX RATE   TAX RATE*     RATE                            JOINT RETURN


$     0 -  40,000         15%      4.457%      18.79%      3.69%     4.31%     4.93%     5.54%     6.16%     6.77%      7.39%

 40,001 -  40,100         15%      5.201%      19.42%      3.72%     4.34%     4.96%     5.58%     6.20%     6.82%      7.45%

 40,101-   80,000         28%      5.201%      31.74%      4.40%     5.13%     5.86%     6.59%     7.33%     8.06%      8.79%

 80,001 -  99,600         28%      5.943%      32.28%      4.43%     5.17%     5.91%     6.64%     7.38%     8.12%      8.86%

 99,601 - 100,000         31%      5.943%      35.10%      4.62%     5.39%     6.16%     6.93%     7.70%     8.47%      9.25%

100,001 - 151,750         31%      6.900%      35.76%      4.67%     5.45%     6.23%     7.01%     7.78%     8.56%      9.34%

151,751 - 200,000         36%      6.900%      40.42%      5.03%     5.87%     6.71%     7.55%     8.39%     9.23%     10.07%

200,001 - 271,050         36%      7.500%      40.80%      5.07%     5.91%     6.76%     7.60%     8.45%     9.29%     10.14%

     OVER 271,050       39.6%      7.500%      44.13%      5.37%     6.26%     7.16%     8.05%     8.95%     9.84%     10.74%

*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 1996, due to the state having surplus revenue, a 6.609% across the board reduction in the Ohio income tax rates for 1996 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. These Mandatory tax rate reduction provisions will expire after 1997. It is not yet known whether a reduction in the Ohio income tax rates will occur in 1997. A reduction in Ohio income tax rates, such as the 1996 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1997, taxpayers with adjusted gross income in excess of a $121,200 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $121,200 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $121,200 to $243,700 and for married taxpayers filing a joint return the range is from $181,800 to $304,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

Table 4 - Federal and North Carolina
-------   --------------------------


                                                            Combined
                                                             Federal
           1997 Taxable                            North    and North
          Income Bracket                 Federal  Carolina   Carolina                         Tax-Exempt Yield
                                        Marginal  Marginal   Marginal
  Single Return       Joint Return      Tax Rate  Tax Rate  Tax Rate*     3.0%     3.5%     4.0%     4.5%     5.0%    5.5%     6.0%
  -------------       ------------      --------  --------  ---------     ----     ----     ----     ----     ----    ----     ----

    $   0 -  12,750     $   0 - 21,250   15.0%    6.00%      20.100%    3.755%   4.380%   5.006%   5.632%   6.258%  6.884%   7.509%
   12,751 -  24,650    21,251 - 41,200   15.0%    7.00%      20.950%    3.795%   4.428%   5.060%   5.693%   6.325%  6.958%   7.590%
   24,651 -  59,750    41,201 - 99,600   28.0%    7.00%      33.040%    4.480%   5.227%   5.974%   6.720%   7.467%  8.214%   8.961%
   59,751 -  60,000    99,601 - 100,000  31.0%    7.00%      35.830%    4.675%   5.454%   6.233%   7.013%   7.792%  8.571%   9.350%
   60,001 - 124,650   100,001 - 151,750  31.0%    7.75%      36.348%    4.713%   5.499%   6.284%   7.070%   7.855%  8.641%   9.426%
  124,651 - 271,050   151,751 - 271,050  36.0%    7.75%      40.960%    5.081%   5.928%   6.775%   7.622%   8.469%  9.316%  10.163%
       Over 271,050        Over 271,050  39.6%    7.75%      44.281%    5.384%   6.282%   7.179%   8.076%   8.974%  9.871%  10.768%



*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $121,200 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $121,200 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $121,200 to $243,701, and for married taxpayers filing a joint return the range is from $181,800 to $304,301. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

Table 5 - Federal and Virginia
-------   --------------------


                                                             Combined
                                                             Federal
             1997 Taxable                                      and
            Income Bracket               Federal  Virginia   Virginia                       Tax-Exempt Yield
                                        Marginal  Marginal   Marginal
  Single Return       Joint Return      Tax Rate  Tax Rate   Tax Rate*    3.0%     3.5%     4.0%     4.5%     5.0%     5.5%     6.0%

  -------------       ------------      --------  --------   ---------    ----     ----     ----     ----     ----     ----     ----


   $    0 -  22,750   $    0 -  38,000   15.0%     5.75%     19.888%    3.745%   4.369%   4.993%   5.617%   6.241%   6.865%   7.489%

   12,751 -  55,100   38,001 -  91,850   28.0%     5.75%     32.140%    4.421%   5.158%   5.894%   6.631%   7.368%   8.105%   8.842%

   55,101 - 115,000   91,851 - 140,000   31.0%     5.75%     34.968%    4.613%   5.382%   6.151%   6.920%   7.688%   8.457%   9.226%

  115,001 - 250,000  140,001 - 250,000   36.0%     5.75%     39.680%    4.973%   5.802%   6.631%   7.460%   8.289%   9.118%   9.947%

       OVER 250,000       OVER 250,000   39.6%     5.75%     43.073%    5.270%   6.148%   7.027%   7.905%   8.783%   9.661%  10.540%



*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table.
It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

Table 6 - Federal and New Jersey
-------   ----------------------

                                           Approximate
                                            Combined
                                            Federal
                       Federal      NJ       and NJ                     Tax-Exempt Yield
   1997 Taxable       Marginal   Marginal   Marginal
  Income Bracket*     Tax Rate   Tax Rate   Tax Rate    3.0%     3.5%     4.0%     4.5%     5.0%    5.5%     6.0%     6.5%     7.0%
  ---------------     --------   --------   --------    ----     ----     ----     ----     ----    ----     ----     ----     ----

   Single Return                                                  Taxable Yield - Single Return
   -------------
  $     0 -  20,000    15.0%      1.400%     16.190%   3.580%   4.176%   4.773%   5.369%   5.966%  6.562%   7.159%   7.756%   8.352%

   20,001 -  24,650    15.0%      1.750%     16.488%   3.592%   4.191%   4.790%   5.388%   5.987%  6.589%   7.185%   7.783%   8.382%

   24,651 -  35,000    28.0%      1.750%     29.260%   4.240%   4.948%   5.655%   6.361%   7.068%  7.775%   8.481%   9.189%   9.895%

   35,001 -  40,000    28.0%      3.500%     30.520%   4.318%   5.037%   5.757%   6.471%   7.196%  7.916%   8.636%   9.355%  10.075%

   40,001 -  59,750    28.0%      5.525%     31.978%   4.410%   5.145%   5.880%   6.616%   7.350%  8.086%   8.820%   9.556%  10.298%

   59,751 -  75,000    31.0%      5.525%     34.812%   4.602%   5.369%   6.136%   6.903%   7.670%  8.437%   9.204%   9.971%  10.738%

   75,001 - 124,650    31.0%      6.370%     35.395%   4.643%   5.418%   6.191%   6.965%   7.739%  8.513%   9.287%  10.061   10.835%

  124,651 - 271,050    36.0%      6.370%     40.077%   5.006%   5.841%   6.675%   7.510%   8.344%  9.178%  10.013%  10.847%  11.682%

       OVER 271,050    39.6%      6.370%     43.447%   5.305%   6.189%   7.073%   7.957%   8.841%  9.725%  10.610%  11.494%  12.378%



   Joint Return                                                   Taxable Yield - Joint Return
   ------------
  $     0 -  20,000    15.0%      1.400%     16.190%   3.580%   4.176%   4.773%   5.369%   5.966%  6.562%   7.159%   7.756%   8.352%

   20,001 -  41,200    15.0%      1.750%     16.488%   3.592%   4.191%   4.790%   5.388%   5.987%  6.589%   7.185%   7.783%   8.382%

   40,201 -  50,000    28.0%      1.750%     29.260%   4.240%   4.948%   5.655%   6.361%   7.068%  7.775%   8.481%   9.189%   9.895%

   50,001 -  70,000    28.0%      2.450%    *29.764%   4.271%   4.983%   5.695%   6.407%   7.189%  7.831%   8.543%   9.255%   9.966%

   70,001 -  80,000    28.0%      3.500%     30.520%   4.318%   5.037%   5.757%   6.471%   7.196%  7.916%   8.636%   9.355%  10.075%

   80,001 -  99,600    28.0%      5.525%     31.978%   4.410%   5.145%   5.880%   6.616%   7.350%  8.086%   8.820%   9.556%  10.298%

   99,601 - 150,000    31.0%      5.525%     34.812%   4.602%   5.369%   6.136%   6.903%   7.670%  8.437%   9.204%   9.971%  10.738%

  150,001 - 151,750    36.0%      5.525%    *39.536%   4.961%   5.789%   6.616%   7.442%   8.269%  9.096%   9.923%  10.750   11.577%

  151,751 - 271,050    36.0%      6.370%     40.077%   5.006%   5.841%   6.675%   7.510%   8.344%  9.178%  10.013%  10.847%  11.682%

       OVER 271,050    39.6%      6.370%     43.447%   5.305%   6.189%   7.073%   7.957%   8.841%  9.725%  10.610%  11.494%  12.378%


* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1997, taxpayers with adjusted gross income in excess of $117,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $117,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1997 is from $117,950 to $240,451, and for married taxpayers filing a joint return the range is from $176,950 to $299,451. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1997.

      Miscellaneous. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

      When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.
Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

      From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

      Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

      Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

      A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

      A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

      A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

      A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

      Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                     TAXES

      The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

      Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

      Each Portfolio has elected and intends to qualify for taxation as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

      In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including foreign currencies or options, futures or forward contracts on foreign currencies but only to the extent that such currencies or options, futures or forward contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

      Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) or 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

      If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

      Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio or Ohio Tax-Free Income Portfolio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories if the interest on such obligations is exempt from state income taxation under the laws of the United States (collectively with Ohio State-Specific Obligations, the "Obligations")if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealer in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealer in intangibles tax, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner, however, has waived this annual filing requirement for each year (including 1996) since it was originally enacted in 1989. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

      Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

      As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

      To be classified as a qualified investment fund for New Jersey personal income tax purposes, at least 80% of the investments of the New Jersey Municipal Money Market Portfolio and New Jersey Tax-Free Income Portfolio must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations; the Portfolios must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables); and the Portfolios must satisfy certain reporting obligations and provide certain information to shareholders.

      Distributions of investment company taxable income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

      Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

      In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

      Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%.

      Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

      Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

      Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months (the "Short-Short Gain Test"). The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated for purposes of the Short-Short Gain Test as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the Short-Short Gain Test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

      Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets and International Bond Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets and International Bond Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets and International Bond Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

      If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

      Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

      The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                   ADDITIONAL INFORMATION CONCERNING SHARES

      Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

      There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

      Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated in the Prospectuses, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

      The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and
termination of any Portfolio or class of shares.   Upon any liquidation of a
Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.


                                 MISCELLANEOUS

      Counsel. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

      Independent Accountants. Coopers & Lybrand L.L.P. serves as the Fund's and the Trust's independent accountants.

      Five Percent Owners. The name, address and percentage ownership of each person that on November 30, 1996 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

Money Market Portfolio: PNC Bank, Attn: Income Collect 76-A-260, Airport
----------------------
Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 80.91%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, 7.12%; U.S. Treasury Money Market Portfolio: PNC Bank, Attn: Income
              ------------------------------------
Collect 76-A-260, Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 20.66%; Municipal Money Market Portfolio: PNC Bank, Attn:
                          --------------------------------
Income Collect 76-A-260, Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 80.18%; PNC Bank Ohio, 201 E. Fifth St., 9th Floor, Cincinnati, OH 45202, 5.91%; Ohio Municipal Money Market Portfolio: Wayne County
                             -------------------------------------
National Bank, P.O. Box 757/1776 Beall Avenue, Wooster, OH 44691, 5.30%; BHC Securities, One Commerce Square, 2005 Market St, Philadelphia, PA 19103, 23.89%; PNC Bank/Saxon & Co., Mutual Fund Processing, 2nd Floor, P.O. Box 7780-1888, Philadelphia, PA 19182, 1.66%; PNC Bank, Attn: Income Collect 76-A-260, Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 52.18%; North
                                                                          -----
Carolina Municipal Money Market Portfolio: Branch
-----------------------------------------

Banking & Trust Company, P.O. Box 1847, Wilson, NC 27893, 5.21%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 21.45%; First Citizens Bank, P.O. Box 29522, Raleigh, NC 27626, 16.78%; North Carolina Trust Co., 301 North Elm St., P.O. Box 1108, Greensboro, NC 27402, 36.71%; Central Carolina Bank & Trust Co., P.O. Box 30010, Durham, NC 27702-3010, 5.07%; Pennsylvania
                                                                ------------
Municipal Money Market Portfolio: PNC Bank, Attn: Income Collect 76-A-260,
--------------------------------
Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 70.07%; BHC Securities, One Commerce Square, 2005 Market St, Phila., PA 19103, 5.81%; Janney Montgomery Scott, 1801 Market Street, 9th Floor, Philadelphia, PA 19103, 10.54%; Virginia Municipal Money Market Portfolio: First Virginia Bank
               -----------------------------------------
Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 49.07%; North Carolina Trust Co., 301 North Elm St., P.O. Box 1108, Greensboro, NC 27402, 7.88%; PNC Bank, 200 Stevens Dr., Lester, PA 19113, 21.64%; American National Bank & Trust Co., 628 Main St., P.O. Box 191, Danville, VA 24543, 6.59%; New Jersey Municipal
                                                            --------------------
Money Market Portfolio: PNC Bank, Attn: Income Collect 76-A-260, Airport
----------------------
Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 73.11%; Janney Montgomery Scott, 1801 Market Street, 9th Floor, Phila., PA 19103, 15.34%;

Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA
------------------------
19113, 90.63%; Government Income Portfolio: BHC Securities, Inc., One Commerce Square, 2005 Market St., Philadelphia, PA 19103-3212, 17.55%; Tax-Free Income
                                                              ---------------
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.44%; Ohio
---------                                                                  ----
Tax-Free Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA
-------------------------
19113, 62.66%; BHC Securities, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 25.09%; Pennsylvania Tax-Free Income Portfolio: PNC
                                     --------------------------------------
Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 38.65%; BHC Securities, Inc., One Commerce Square, 2005 Market St., Philadelphia, PA 19103-3212, 30.49%;

New Jersey Tax-Free Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260,
------------------------------------
Lester, PA 19113, 53.14%; BHC Securities, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 5.40%; Multi-Sector Portfolio: Harris Trust
                                            ----------------------
& Savings Bank, Trst Ameritech Pension Trust, 111 West Monroe 5W, Chicago, IL 60603, 99.98%; Intermediate Government Bond Portfolio: PNC Bank, 200 Stevens
               --------------------------------------
Dr., Suite 260, Lester, PA 19113, 93.16%; Low Duration Bond Portfolio: PNC Bank,
                                          ---------------------------
200 Stevens Dr., Suite 260, Lester, PA 19113, 81.74%; Intermediate Bond
                                                      -----------------
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.87%; Core
---------                                                                  ----
Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 79.98%;
--------------
International Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA
----------------------------
19113, 91.22%; International Emerging Markets Portfolio: PNC Bank, 200 Stevens
               ----------------------------------------
Dr., Suite 260, Lester, PA 19113, 92.74%; Large Cap Growth Equity Portfolio: PNC
                                          ---------------------------------
Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 98.07%; Index Equity
                                                            ------------
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 89.57%; Small
---------                                                                  -----
Cap Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA
--------------------------
19113, 76.00%; Humanay Retirement/Savings Trust, National City Bank Kentucky, P.O. Box

94777, Cleveland, OH 44101, 8.38%; International Equity Portfolio: PNC Bank, 200
                                   ------------------------------
Stevens Dr., Suite 260, Lester, PA 19113, 91.01%; Balanced Equity Portfolio:
                                                  -------------------------
PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 68.15%; BHC Securities, Inc., 100 N. 20th St., Philadelphia, PA 19103, 18.04%; Large Cap Value Equity
                                                       ----------------------
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 87.73%; Small
---------                                                                  -----
Cap Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA
---------------------------
19113, 80.71%; and Select Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite
                   -----------------------
260, Lester, PA 19113, 94.55%.

      On November 30, 1996, PNC Bank held of record approximately 70% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

      Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

      PAMG, PIMC, BlackRock, PCM, PEAC, CastleInternational and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

      Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                             FINANCIAL STATEMENTS

      Compass Capital Funds. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1996 (the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P., except for the statements of changes in net assets for the year ended June 30, 1995 for the Core Bond Portfolio and Short Government Bond Portfolio (now known as Low Duration Bond Portfolio) and the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for those same Portfolios which have been audited by other auditors. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

      The financial highlights included in the 1996 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio, and the statements of changes in net assets for the year ended June 30, 1995 for those same Portfolios have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of Coopers & Lybrand L.L.P. and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

      Index Master Portfolio. The audited financial statements for the U.S. Large Company Series of The DFA Investment Trust Company (the "Trust") for the fiscal year ended November 30, 1995 (the "1995 Index Master Report") are incorporated by reference into this Statement of Additional Information, and the unaudited financial statements for the Trust's U.S. Large Company Series for the period ended September 30, 1996 (the "1996 Index Master Report") are included herein as Appendix C. No other parts of the 1995 Index Master Report or 1996 Index Master Report are incorporated by reference herein. The financial statements included in the 1995 Index Master Report have been audited by the Trust's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1995 Index Master Report and 1996 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


          As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts
     -----------------------

          General.  A stock or bond index assigns relative values to the stocks
          -------
or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Portfolio, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies
      ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts
     ----------------------------

          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                  APPENDIX C



                        THE DFA INVESTMENT TRUST COMPANY



                         THE U.S. LARGE COMPANY SERIES



                      Ten Months Ended September 30, 1996
                                  (Unaudited)


                          Year Ended November 30, 1995

                       The DFA  Investment Trust Company
                         The U.S. Large Company Series

                      Ten Months Ended September 30, 1996
                                  (Unaudited)

                          Year Ended November 30, 1995



                               Table of Contents



                                                                    Page
                                                                   ------


  Statements of Net Assets.................................         C-3

  Statements of Operations.................................         C-16

  Statements of Changes in Net Assets......................         C-17

  Financial Highlights.....................................         C-18

  Notes to Financial Statements............................         C-19



This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                        THE DFA INVESTMENT TRUST COMPANY
                            STATEMENTS OF NET ASSETS
                         THE U.S. LARGE COMPANY SERIES

                                                      September 30, 1996       November 30, 1995
                                                      --------------------     --------------------
                                                          (Unaudited)

                                                      Shares       Value+      Shares       Value+
                                                      ------       ------      ------       ------

COMMON STOCKS - (99.7% and 99.50%, respectively)

  AMP, Inc. .....................................     16,904    $  655,030      4,640    $  186,180
  AMR Corp. .....................................      6,900       549,413  *   1,800       137,925  *#
  AON Corp. .....................................      8,250       447,563          -             -
  AT & T Corp. ..................................    124,939     6,528,063     34,219     2,258,454
  Abbott Laboratories............................     60,500     2,979,625     17,100       694,687
  Advanced Micro Devices, Inc. ..................     10,500       154,875  *   2,300        47,150
  Aetna, Inc. ...................................     11,537       811,916      2,500       183,438
  Ahmanson (H.F.) & Co. .........................      8,800       246,400      2,500        66,875  #
  Air Products & Chemicals, Inc. ................      8,500       495,125      2,500       138,750
  Airtouch Communications, Inc. .................     38,300     1,058,038  *  10,700       311,637   *
  Alberto-Culver Co. Class B. ...................      2,100        91,088        200         6,450
  Albertson's Inc. ..............................     19,500       821,438      5,500       169,125
  Alcan Aluminum, Ltd. ..........................     17,500       525,000      4,900       162,312
  Alco Standard Corp. ...........................      9,800       488,775      2,200        95,700
  Alexander & Alexander Services, Inc. ..........      3,500        58,188        900        19,687
  Allegheny Teledyne, Inc. ......................     13,600       307,700  *       -             -
  Allergan, Inc. ................................      4,900       186,813      1,200        37,200
  AlliedSignal, Inc. ............................     21,900     1,442,663      6,100       288,225
  Allstate Corp. ................................     34,227     1,685,680      9,838       403,357
  Alltel Corp. ..................................     14,500       404,188      4,200       123,900
  Aluminium Co. of America ......................     13,700       808,300      3,800       222,300
  Alza Corp. ....................................      6,400       172,000  *   1,600        36,800   *
  Amdahl Corp. ..................................      9,100        85,881  *   2,600        24,700   *
  Amerada Hess Corp. ............................      7,100       375,413      2,100        99,750   #
  American Brands, Inc. .........................     13,600       574,600      4,200       175,350
  American Electric Power Co., Inc. .............     14,500       589,063      4,100       154,262
  American Express Co. ..........................     37,400     1,729,750     10,500       446,250
  American General Corp. ........................     16,100       607,775      4,500       152,437   #
  American Greetings Corp. Class A. .............      5,700       163,519      1,600        43,700
  American Home Products Corp. ..................     49,300     3,142,875      6,600       602,250
  American International Group, Inc. ............     36,362     3,663,472     10,300       924,425
  American Stores Co. ...........................     11,500       460,000      3,300        86,625
  Ameritech Corp. ...............................     42,900     2,257,613     12,000       660,000
  Amgen, Inc. ...................................     20,600     1,301,663  *   5,600       278,250   *
  Amoco Corp. ...................................     38,400     2,707,200     10,800       731,700
  Andrew Corp. ..................................      4,562       227,530  *     750        32,531   *
  Anheuser-Busch Companies, Inc. ................     39,200     1,474,900      5,400       357,750
  Apple Computer, Inc. ..........................      9,700       215,219      2,600        99,287
  Applied Materials, Inc. .......................     14,000       387,625  *   4,000       194,250   *
  Archer-Daniels Midland Co. ....................     42,178       811,927     11,692       201,687
  Armco, Inc. ...................................      8,200        36,900  *   2,300        13,225   *
  Armstrong World Industries, Inc. ..............      2,800       174,650        900        53,887

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                                      September 30, 1996       November 30, 1995
                                                      --------------------     --------------------
                                                          (Unaudited)

                                                      Shares       Value+      Shares       Value+
                                                      ------       ------      ------       ------

  Asarco, Inc. ..................................      3,450    $   91,856       1,100     $ 38,912
  Ashland, Inc. .................................      4,900       194,775       1,400       48,825
  Atlantic Richfield Co. ........................     12,300     1,568,250       3,500      379,313
  Autodesk, Inc. ................................      3,600        93,375       1,200       42,450
  Automatic Data Processing, Inc. ...............     22,400       977,200       3,100      246,837
  Avery Dennison Corp. ..........................      4,000       222,000       1,200       57,150
  Avon Products, Inc. ...........................     10,500       521,063       1,400      101,675
  Baker Hughes, Inc. ............................     10,900       331,088       3,100       63,162
  Ball Corp. ....................................      2,400        58,800         600       17,175
  Bally Entertainment Corp. .....................      3,800       107,825  *    1,200       14,550  *
  Baltimore Gas & Electric Co. ..................     11,350       296,519       3,050       81,206  #
  Banc One Corp. ................................     34,711     1,423,151       8,502      324,139
  Bank of Boston Corp. ..........................     12,100       700,288       2,400      111,300
  Bank of New York Co., Inc. ....................     30,000       881,250       4,000      188,500
  BankAmerica Corp. .............................     28,168     2,313,297       8,156      518,926
  Bankers Trust New York Corp. ..................      6,100       479,613       1,800       16,775
  Bard (C.R.), Inc. .............................      4,400       136,950       1,300       37,537
  Barnett Banks, Inc. ...........................     14,400       486,000       2,200      132,275
  Barrick Gold Corp. ............................     27,500       690,938       7,800      205,725
  Battle Mountain Gold Co. ......................     17,400       134,850           -            -
  Bausch & Lomb, Inc. ...........................      4,400       161,700       1,400       50,575
  Bay Networks, Inc. ............................     14,400       392,400  *        -            -
  Baxter International, Inc. ....................     21,000       981,750       6,100      256,200
  Becton Dickinson & Co. ........................      9,800       433,650       1,600      111,600
  Bell Atlantic Corp. ...........................     33,700     2,017,788       9,500      598,500
  Bellsouth Corp. ...............................     77,200     2,856,400      21,600      839,700
  Bemis Co., Inc. ...............................      4,100       138,888       1,300       33,962
  Beneficial Corp. ..............................      4,300       247,250       1,200       60,900
  Bethlehem Steel Corp. .........................      8,700        87,000  *    2,500       35,000  *
  Beverly Enterprises............................      7,700        83,738  *    2,000       23,250  *
  Biomet, Inc. ..................................      8,900       144,625  *    2,500       46,094  *
  Black & Decker Corp. ..........................      6,800       282,200       2,000       74,750
  Block (H.&R.), Inc. ...........................      7,900       235,025       2,400      106,800
  Boatmen's Bancshares, Inc. ....................     12,300       686,494       2,800      108,150
  Boeing Co. ....................................     27,200     2,570,400       7,400      539,275
  Boise Cascade Corp. ...........................      3,900       132,600       1,200       44,700
  Boston Scientific Corp. .......................     13,600       782,000  *    3,300      133,650  *
  Briggs & Stratton Corp. .......................      2,300       102,063         800       33,300
  Bristol Myers Squibb Co. ......................     38,900     3,748,988      11,000      882,750
  Brown Group, Inc. .............................          -             -         400        5,600
  Brown-Forman Corp. Class B. ...................      5,300       207,363         900       34,312
  Browning-Ferris Industries, Inc. ..............     16,500       412,500       4,700      141,587
  Brunswick Corp. ...............................      7,500       180,000       2,200       47,025
  Burlington Northern Santa Fe Corp. ............     11,637       981,872       3,089      249,051

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)


                                                      September 30, 1996       November 30, 1995
                                                      --------------------     -------------------
                                                          (Unaudited)

                                                      Shares       Value+      Shares       Value+
                                                      ------       ------      ------       ------

  Burlington Resources, Inc. ....................      9,900    $  439,313       2,800  $  107,800
  CIGNA Corp. ...................................      5,800       695,275       1,700     187,000
  CPC International, Inc. .......................     11,100       831,113       3,100     213,125
  CSX Corp. .....................................     16,400       828,200       2,200     192,775
  CUC International, Inc. .......................     19,100       761,613  *    3,800     144,400  *
  Cabletron Systems, Inc. .......................      5,800       395,850  *    1,500     124,500  *
  Caliber Systems, Inc. .........................      2,900        46,763           -           -
  Campbell Soup Co. .............................     19,300     1,505,400       5,500     307,312
  Capital Cities ABC, Inc. ......................          -             -       3,300     407,962
  Carolina Power & Light Co. ....................     11,600       400,200       3,400     111,775
  Case Corp. ....................................      5,700       277,875           -           -
  Caterpillar, Inc. .............................     15,100     1,138,163       4,400     270,050
  Centex Corp. ..................................      2,300        75,038         800      26,300
  Central & South West Corp. ....................     16,200       421,200       4,100     110,187
  Ceridian Corp. ................................      5,200       260,000  *      800      33,600
  Champion International Corp. ..................      7,300       334,888       2,100      98,962
  Charming Shoppes, Inc. ........................      8,000        47,750  *    2,200       5,156
  Chase Manhattan Corp. .........................     33,996     2,723,930       3,700     225,238
  Chemical Banking Corp. ........................          -             -       5,298     317,880
  Chevron Corp. .................................     50,800     3,181,350      14,100     696,187
  Chrysler Corp. ................................     57,600     1,648,800       8,400     435,750
  Chubb Corp. ...................................     13,700       630,200       2,000     194,500
  Cincinnati Milacron, Inc. .....................      3,100        58,513         600      15,675
  Cinergy Corp. .................................     12,293       379,546       3,418     100,831
  Circuit City Stores, Inc. .....................      7,400       267,325       2,200      63,800
  Cisco Sytems, Inc. ............................     50,000     3,103,125  *    5,900     496,706  *
  Citicorp.......................................     37,400     3,389,375       9,000     636,750
  Clorox Co. ....................................      4,100       393,088       1,100      83,325
  Coastal Corp. .................................      8,050       332,063       2,200      73,150
  Coca-Cola Co. .................................    193,300     9,834,138      27,300   2,067,975  #
  Colgate-Palmolive Co. .........................     11,200       973,000       3,000     219,750
  Columbia Gas System, Inc. .....................      4,200       235,200       1,000      43,250  *
  Columbia/HCA Healthcare Corp. .................     34,455     1,959,628  #    9,455     488,114
  Comcast Corp. Class A Special..................     18,550       286,366       4,200      82,687
  Comerica, Inc. ................................      8,900       458,350           -           -
  Community Psychiatric Centers..................      3,538        33,169  *      900      10,012
  Compaq Computer Corp. .........................     20,700     1,327,388  *    5,700     282,150  *
  Computer Associates International, Inc. .......     27,975     1,671,506       5,250     343,875
  Computer Sciences Corp. .......................      5,700       438,188  *    1,300      94,575  *
  Conagra, Inc. .................................     18,850       928,363       5,350     213,331
  Conrail, Inc. .................................      6,000       434,250       1,700     118,787
  Consolidated Edison Co. of  New York, Inc. ....     18,200       505,050       5,100     147,262
  Consolidated Freightways, Inc. ................      3,500        85,750         800      21,000
  Consolidated Natural Gas Co. ..................      7,100       380,738       2,000      88,750
  Cooper Industries, Inc. .......................      8,200       354,650       2,300      83,950

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)


                                                      September 30, 1996       November 30, 1995
                                                      --------------------     -------------------
                                                          (Unaudited)

                                                      Shares       Value+      Shares       Value+
                                                      ------       ------      ------       ------

  Cooper Tire & Rubber Co. ......................      6,600    $  142,725       1,800    $ 44,325
  Coors (Adolph) Co. Class B. ...................      3,100        68,006       1,000      20,375
  Corestates Financial Corp. ....................     17,200       743,900       3,000     116,250
  Corning, Inc. .................................     17,900       698,100       4,900     147,612
  Crane Co. .....................................      2,400       106,500         500      17,062
  Cray Research, Inc. ...........................          -             -         500      12,000  *
  Crown Cork & Seal Co., Inc. ...................      9,800       452,025       1,900      79,562  *
  Cummins Engine Co., Inc. ......................      3,300       129,938         700      27,475  #
  Cyprus Amax Minerals Co., Inc. ................      7,250       155,875       2,100      57,750
  DSC Communications Corp. ......................      9,000       226,688  *    2,500      98,906  *
  DTE Energy Co. ................................     11,200       313,600           -           -
  Dana Corp. ....................................      8,000       242,000       2,100      61,425
  Darden Restaurants, Inc. ......................     12,300       106,088  *    3,400      39,525
  Data General Corp. ............................      3,100        43,400  *    1,000      12,125  *
  Dayton-Hudson Corp. ...........................     16,800       555,400       1,700     123,462
  Dean Witter, Discover & Co. ...................     12,977       713,735       3,566     181,866
  Deere & Co. ...................................     20,300       852,600       5,700     187,387
  Dell Computer Corp. ...........................      7,000       544,250  *        -           -
  Delta Air Lines, Inc. .........................      6,100       439,200       1,000      77,625
  Deluxe Corp. ..................................      6,300       237,825       1,600      44,200
  Detroit Edison Co. ............................          -             -       3,200     104,400  #
  Dial Corp. ....................................          -             -       2,100      56,700
  Digital Equipment Corp. .......................     11,700       418,275  *    3,200     188,400  *
  Dillard Department Stores, Inc. Class A. ......      8,900       287,025       2,300      66,412
  Disney (Walt) Co. .............................     52,800     3,346,200      11,200     673,400  #
  Dominion Resources, Inc. VA. ..................     13,800       520,950       3,850     152,556
  Donnelley (R.R.) & Sons Co. ...................     11,800       380,550       3,300     126,637
  Dover Corp. ...................................      8,700       415,425       2,400      93,300
  Dow Chemical Co. ..............................     19,400     1,556,850       5,800     411,075
  Dow Jones & Co., Inc. .........................      7,400       273,800       1,900      72,913
  Dresser Industries, Inc. ......................     13,900       413,525       3,900      92,137
  DuPont (E.I.) de Nemours & Co. ................     43,300     3,821,225      12,000     798,000
  Duke Power Co. ................................     15,900       741,338       4,500     201,937
  Dun & Bradstreet Corp. ........................     13,000       775,125       3,800     237,025
  E G & G, Inc. .................................      3,700        66,138       1,300      25,025
  EMC Corp. MA. .................................     17,900       404,988  *        -           -
  Eastern Enterprises ...........................      1,700        64,175         300       9,750
  Eastman Chemical Co. ..........................      6,050       353,169       1,625     106,641
  Eastman Kodak Co. .............................     26,700     2,095,950       7,400     503,200
  Eaton Corp. ...................................      5,900       356,213       1,800      98,100
  Echlin, Inc. ..................................      4,700       147,463       1,400      51,100
  Echo Bay Mines, Ltd. ..........................     10,900        96,056       2,500      25,937
  Ecolab, Inc. ..................................      5,100       172,125       1,300      37,375
  Edison International ..........................     34,200       611,325           -           -
  Emerson Electric Co. ..........................     17,400     1,568,175       4,900     382,200
  Engelhard Corp. ...............................     11,074       254,702       3,037      70,990

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                                      September 30, 1996       November 30, 1995
                                                      --------------------     --------------------
                                                          (Unaudited)

                                                      Shares       Value+      Shares       Value+
                                                      ------       ------      ------       ------
  Enron Corp. ...................................     19,400   $   790,550       5,500   $  206,250
  Enserch Corp. .................................      5,200       108,550       1,500       23,250
  Entergy Corp. .................................     17,700       477,900       4,800      133,800
  Exxon Corp. ...................................     96,100     8,000,325      26,900    2,081,387
  FMC Corp. .....................................      2,800       190,050  *      600       44,325  *
  FPL Group, Inc. ...............................     14,300       618,475       4,000      173,500
  Federal Express Corp. .........................      4,400       348,700  *    1,100       82,225  *
  Federal Home Loan Mortgage Corp................     13,900     1,360,463       3,800      292,600
  Federal National Mortgage Association..........     84,600     2,950,425       6,000      657,000
  Federal Paper Board Co., Inc. .................          -             -       1,000       52,000
  Federated Department Stores, Inc. .............     16,100       539,350  *    3,900      113,587  *#
  Fifth Third Bancorp............................      7,800       453,375           -            -
  First Bank System, Inc. .......................     10,800       722,250       2,900      149,712
  First Chicago NBD Corp. .......................     24,393     1,103,783  #    1,800      125,100
  First Data Corp. ..............................     17,300     1,412,113       2,500      177,500  #
  First Fidelity Bancorp.........................          -             -       1,600      117,400
  First Interstate Bancorp.......................          -             -       1,500      201,000
  First Union Corp. .............................     22,040     1,471,170       3,600      196,650
  Fleet Financial Group, Inc. ...................     20,364       906,198       3,200      133,600
  Fleetwood Enterprises, Inc. ...................      2,600        79,950         800       19,200
  Fleming Companies, Inc. .......................      2,800        48,650         900       20,812
  Fluor Corp. ...................................      6,400       393,600       1,800      117,000
  Ford Motor Co. ................................     91,800     2,868,750      23,300      658,225
  Foster Wheeler Corp. ..........................      3,250       142,188         600       23,700
  Freeport McMoran Copper & Gold, Inc. Class B. .     14,900       465,625       3,000       81,375  *
  Fruit of The Loom, Inc. Class A. ..............      5,800       179,800  *    1,300       25,187  *
  GPU, Inc. .....................................      9,200       282,900           -            -
  GTE Corp. .....................................     75,200     2,895,200      21,000      895,125
  Gannett Co., Inc. .............................     11,000       774,125       2,900      176,900
  Gap, Inc. .....................................     22,300       643,913       3,000      135,750
  General Dynamics Corp. ........................      4,800       330,600       1,200       71,550
  General Electric Co. ..........................    128,200    11,666,128      36,400    2,447,900
  General Instrument Corp. ......................      9,880       244,530  *        -            -
  General Mills, Inc. ...........................     12,200       736,575       3,400      187,425
  General Motors Corp. ..........................     58,700     2,817,600      16,100      780,850
  General Public Utilities Corp.  ...............          -             -       2,400       75,900
  General RE Corp. ..............................      6,200       878,850       1,900      284,287
  General Signal Corp. ..........................      3,800       167,200       1,200       38,700
  Genuine Parts Co. .............................      9,550       417,813       2,550      102,956
  Georgia-Pacific Corp. .........................      7,000       553,875       2,000      155,500
  Giant Food, Inc. Class A. .....................      4,600       156,400       1,400       45,150
  Giddings & Lewis, Inc. ........................      2,750        32,313         900       14,119
  Gillette Co. ..................................     34,700     2,502,738       9,700      503,187
  Golden West Financial Corp. ...................      4,700       274,363       1,200       61,350
  Goodrich (B.F.) Co. ...........................      4,100       185,013         500       35,062
  Goodyear Tire & Rubber Co. ....................     12,100       558,113       3,400      144,075
  Grace (W.R.) & Co. ............................      7,500       562,500       2,200      133,650


THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                               September 30, 1996              November 30, 1995
                                               ------------------              -----------------
                                                   (Unaudited)

                                                Shares      Value+             Shares      Value+
                                                ------      ------             ------      ------
  Grainger (W.W.), Inc.......................    4,100  $  288,025              1,000  $   66,875
  Great Atlantic & Pacific Tea Co., Inc......    3,000      77,625                700      15,312
  Great Lakes Chemical Corp..................    4,900     279,300              1,500     106,687
  Great Western Financial Corp...............   10,600     280,900              3,000      76,500
  Green Tree Financial Corp..................   10,500     412,125                  -           -
  HFS, Inc...................................    9,200     615,250  *               -           -
  Halliburton Co.............................    9,000     464,625              2,400     104,100
  Handleman Co...............................        -           -                600       3,750
  Harcourt General, Inc......................    5,623     310,671              1,423      57,276
  Harland (John H.) Co.......................    2,450      73,500                500      10,312
  Harnischfeger Industries, Inc..............    3,676     138,769                900      30,488
  Harrahs Entertainment, Inc.................    8,000     149,000              2,200      54,725  *
  Harris Corp................................    3,000     195,375                700      40,337
  Hasbro, Inc................................    6,650     246,881              1,750      53,375
  Heinz (H.J.) Co............................   28,450     960,188              8,100     258,188
  Helmerich & Payne, Inc.....................    2,000      87,250                400      10,900
  Hercules, Inc..............................    8,300     454,425              2,300     126,212
  Hershey Foods Corp.........................   11,800     592,950              1,700     104,975
  Hewlett-Packard Co.........................   79,100   3,856,125             11,000     911,625
  Hilton Hotels Corp.........................   15,200     431,300              1,000      64,625
  Home Depot, Inc............................   37,248   2,118,480             10,366     459,991
  Homestake Mining Co........................   11,300     165,263              2,900      47,850
  Honeywell, Inc.............................    9,700     612,313              2,900     138,112
  Household International, Inc...............    7,400     608,650              2,200     137,500
  Houston Industries, Inc....................   20,300     449,138              2,900     132,675
  Humana, Inc................................   12,400     251,100  *               -           -
  ITT Corp...................................    9,200     401,350  *           2,500     306,563
  ITT Hartford Group, Inc....................    9,200     542,800                  -           -
  ITT Industries, Inc........................    9,000     217,125                  -           -
  Illinois Tool Works, Inc...................    9,100     656,338              2,400     152,100
  Inco, Ltd..................................   13,100     402,825              2,600      92,625
  Ingersoll-Rand Co..........................    8,300     394,250              2,400      92,100
  Inland Steel Industries, Inc...............    3,900      69,713              1,100      28,737
  Intel Corp.................................   63,700   6,079,369             17,800   1,082,463
  Intergraph Corp............................    3,700      40,238  *             800      13,800  *
  International Business Machines Corp.......   42,000   5,229,000             12,400   1,198,150
  International Flavors & Fragrances, Inc....    8,500     370,813              2,500     127,812
  International Paper Co.....................   23,000     977,500              5,400     205,875
  Interpublic Group of Companies, Inc........    6,000     283,500              1,800      69,075
  James River Corp. of Virginia..............    6,700     185,088  #           1,600      50,400  #
  Jefferson-Pilot Corp.......................    5,450     282,038                850      60,350
  Johnson & Johnson..........................  103,300   5,294,125             14,000   1,212,750
  Johnson Controls, Inc......................    3,100     232,500                700      48,475
  Jostens, Inc...............................    3,200      66,800                800      19,800


THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                    September 30, 1996       November 30, 1995
                                    ------------------       -----------------
                                       (Unaudited)

                                    Shares       Value+      Shares     Value+
                                    ------       ------      ------     ------
  K Mart Corp....................   37,200   $  381,300       9,900   $ 76,725  #
  Kaufman & Broad Home Corp......    3,100       40,300         600      7,800
  Kellogg Co.....................   16,500    1,136,438       4,600    351,325
  Kerr-McGee Corp................    3,800      231,325       1,300     75,238
  Keycorp........................   18,000      792,000       4,900    180,688
  Kimberly Clark Corp............   21,742    1,916,014       3,400    261,375
  King World Productions, Inc....    3,000      110,625  *      600     23,775  *
  Knight Ridder, Inc.............    7,600      281,200       1,100     70,950
  Kroger Co......................    9,500      425,125  *    2,600     87,100  *
  LSI Logic Corp.................    9,800      227,850  *        -          -
  Laidlaw, Inc. Class B
   Non-Voting....................   24,200      266,200       5,000     46,250
  Lilly (Eli) & Co...............   42,600    2,747,700       6,000    597,000
  Limited, Inc...................   20,900      399,713       7,600    135,850
  Lincoln National Corp..........    8,200      359,775       2,200    102,850
  Liz Claiborne, Inc.............    5,600      208,600       1,500     44,063
  Lockheed Martin Corp...........   15,457    1,393,062       4,404    323,144
  Loews Corp.....................    9,100      704,113       1,200    184,200
  Longs Drug Stores Corp.........    1,700       73,950         300     11,925
  Loral Corp.....................        -            -       3,700    125,338
  Louisiana Land & Exploration
   Co............................    2,500      131,563         600     23,400
  Louisiana-Pacific Corp.........    8,300      188,825       2,400     64,800  #
  Lowe's Companies, Inc..........   13,400      547,725       3,600    113,400
  Luby's Cafeterias, Inc.........    1,950       46,800         500     11,000
  Lucas Varity P.L.C. Sponsored
   ADR...........................    4,126      162,461  *        -          -
  Lucent Technologies, Inc.......    5,000      229,375           -          -
  MBNA Corp......................   17,325      602,044       3,200    129,200
  MCI Communications Corp........   53,300    1,362,481      14,700    392,306
  MGIC Investment Corp...........    4,500      303,188           -          -
  Mallinckrodt Group, Inc........    5,700      237,263       1,500     51,188
  Manor Care, Inc................    4,800      184,200       1,450     47,306
  Marriott International, Inc....   10,000      551,250       2,600     96,850
  Marsh & McLennan Companies,
   Inc...........................    5,500      534,188       1,500    130,125
  Masco Corp.....................   12,300      369,000       3,500    103,250
  Mattel, Inc....................   21,452      555,071       4,800    134,400
  May Department Stores Co.......   19,300      938,463       5,400    235,575
  Maytag Corp....................    8,000      156,000       2,400     48,900
  McDermott International, Inc...    4,200       91,350       1,300     23,563
  McDonalds Corp.................   54,000    2,558,250  #   15,000    669,375
  McDonnell Douglas Corp.........   17,200      903,000       2,300    204,988
  McGraw-Hill Companies, Inc.....    7,700      328,213       1,200    100,500
  Mead Corp......................    4,000      234,500       1,300     74,263
  Medtronic, Inc.................   18,100    1,160,663       5,000    274,375
  Mellon Bank Corp...............   10,450      619,163       3,100    165,850
  Melville Corp..................    8,000      353,000       2,400     74,700



THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                           September 30, 1996             November 30, 1995
                                           ------------------             -----------------
                                              (Unaudited)

                                           Shares      Value+             Shares      Value+
                                           ------      ------             ------      ------
  Mercantile Stores Co., Inc............    2,900  $  156,600                600  $   27,900
  Merck & Co., Inc......................   94,500   6,650,438             26,800   1,658,250
  Meredith Corp.........................    2,300     113,563                700      27,563
  Merrill Lynch & Co., Inc..............   13,100     859,688              3,700     205,813
  Micron Technology, Inc................   16,100     491,050              4,600     251,850
  Microsoft Corp........................   46,400   6,116,100  *          12,700   1,105,694  *
  Millipore Corp........................    3,500     138,250                800      29,800
  Minnesota Mining & Manufacturing Co...   32,700   2,284,913              9,000     589,500
  Mobil Corp............................   30,400   3,518,800              8,700     908,063
  Monsanto Co...........................   45,500   1,660,750              2,600     297,700
  Moore Corp., Ltd......................    7,800     143,325              2,300      41,113
  Morgan (J.P.) & Co., Inc..............   14,600   1,297,575              4,100     321,850
  Morgan Stanley Group, Inc.............   11,700     582,075              1,800     155,250
  Morrison Knudsen Corp.................        -           -                600       3,600  #
  Morton International, Inc.............   11,300     449,175              3,200     110,800
  Motorola, Inc.........................   46,200   2,385,075             12,800     784,000
  NBD Bancorp, Inc......................        -           -              3,450     132,394
  Nacco Industries, Inc. Class A........      600      28,650                100       5,700
  Nalco Chemical Co.....................    5,300     192,125              1,500      45,938
  National City Corp....................   17,100     720,338              3,200     103,600
  National Semiconductor Corp...........   10,600     213,325  *           2,600      55,575  *
  National Service Industries, Inc......    3,900     136,500              1,000      32,500
  NationsBank Corp......................   23,171   2,012,981              5,824     415,688
  Navistar International Corp...........    5,970      50,745  *           1,450      15,769  *
  New York Times Class A................    7,700     259,875              2,100      61,950
  Newell Co.............................   12,400     372,000              3,400      89,675
  Newmont Mining Corp...................    7,615     359,809              1,723      74,304
  Niagra Mohawk Power Corp..............   11,100      88,800              3,000      29,625
  Nicor, Inc............................    3,900     131,625                900      22,838
  Nike, Inc. Class B....................   11,200   1,360,800              2,200     127,600
  Noram Energy Corp.....................   10,300     153,213              2,700      21,263
  Nordstrom, Inc........................    6,200     235,988              1,900      74,813
  Norfolk Southern Corp.................    9,700     886,338              2,900     228,375
  Northern States Power Co. MN..........    5,200     242,450              1,300      61,100
  Northern Telecom, Ltd.................   19,900   1,149,225              5,500     222,063
  Northrop Grumman Corp.................    4,400     353,100              1,000      61,500
  Norwest Corp..........................   28,200   1,152,675              6,900     227,700
  Novell, Inc...........................   28,200     311,963  *           8,100     136,181  *
  Nucor Corp............................    6,800     345,100              2,000      99,750
  Nynex Corp............................   33,600   1,461,600              9,200     456,550
  Occidental Petroleum Corp.............   24,600     575,025              7,000     154,875  #
  Ogden Corp............................        -           -              1,200      25,500
  Ohio Edison Co........................   11,700     226,688              3,300      75,075  #
  Oneok, Inc............................    2,200      60,500                400       9,400
  Oracle Systems Corp...................   50,975   2,169,623  *           9,450     428,203  *
  Oryx Energy Co........................    8,100     143,775  *           2,100      27,563  *


THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                    September 30, 1996       November 30, 1995
                                    ------------------       -----------------
                                       (Unaudited)

                                    Shares       Value+     Shares       Value+
                                    ------       ------     ------       ------
  Outboard Marine Corp...........        -            -        300   $    6,150
  Owens-Corning Fiberglas Corp...    4,000   $  147,500  *     900       39,938  *
  PECO Energy Co.................   17,200      408,500      4,800      139,200
  PNC Bank Corp..................   26,250      876,094      5,100      149,175  #
  PP &L Resources, Inc...........   12,200      266,875          -            -
  PPG Industries, Inc............   14,700      799,313      4,500      204,188
  Paccar, Inc....................    3,060      167,918        760       33,440
  PacifiCorp.....................   22,700      468,188      6,200      121,675  #
  Pacific Enterprises............    6,300      190,575      2,000       53,500
  Pacific Gas & Electric Co......   32,100      698,175      9,100      250,250
  Pacific Telesis Group..........   33,000    1,109,625      9,300      279,000
  Pall Corp......................    8,766      247,640      2,600       70,525
  Panenergy Corp.................   11,500      398,188          -            -
  Panhandle Eastern Corp.........        -            -      3,100       87,963  #
  Parker-Hannifin Corp...........    5,650      237,300      1,500       55,125
  Penney (J.C.) Co., Inc.........   17,400      941,775      4,800      225,000
  Pennzoil Co....................    3,500      185,063      1,000       39,625
  Peoples Energy Corp............    2,600       88,400        700       21,350
  Pep Boys -- Manny, Moe & Jack..    4,800      171,000      1,400       37,100
  Pepsico, Inc...................  121,700    3,438,025     17,100      944,775  #
  Perkin Elmer Corp..............    3,500      202,563      1,100       39,600
  Pfizer, Inc....................   49,700    3,932,513     13,600      788,800
  Pharmacia & Upjohn, Inc........   39,380    1,624,425      5,365      192,469
  Phelps Dodge Corp..............    5,100      327,038      1,600      108,600
  Philip Morris Companies, Inc...   64,100    5,752,975     18,200    1,597,050
  Phillips Petroleum Co..........   20,300      867,825      5,700      189,525
  Pioneer Hi-Bred International,
   Inc...........................    6,300      381,150      1,800      103,050
  Pitney Bowes, Inc..............   11,500      606,625      3,200      143,200
  Pittston Co. Services Group....        -            -        700       21,350
  Placer Dome, Inc...............   18,500      437,063      5,300      131,175
  Polaroid Corp..................    3,700      162,800        800       36,900
  Potlatch Corp..................    2,300       89,125        600       24,225
  Praxair, Inc...................   11,800      507,400      3,000       87,375
  Premark International, Inc.....        -            -      1,300       66,300
  Price/Costco, Inc..............   15,203      312,612  *   4,165       69,503  *
  Procter & Gamble Co............   53,416    5,208,060     14,900    1,286,988
  Providian Corp.................    7,200      309,600      2,200       88,275
  Public Service Enterprise
   Group, Inc....................   18,900      505,575      5,200      154,050
  Pulte Corp.....................    1,900       48,688        700       21,525
  Quaker Oats Co.................   10,400      380,900      3,000      104,250
  Ralston Purina Group...........    8,100      554,850      2,300      147,200
  Raychem Corp...................    3,400      255,000        900       46,800
  Raytheon Co....................   18,500    1,029,063      5,600      249,200
  Reebok International, Ltd......    4,800      166,800      1,600       41,600
  Republic New York Corp.........    4,300      297,238      1,200       75,600
  Reynolds Metals Co.............    4,900      250,513      1,500       86,625
  Rite Aid Corp..................    6,400      232,000      1,900       59,375

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                    September 30, 1996      November 30, 1995
                                    ------------------      -----------------
                                       (Unaudited)

                                    Shares       Value+     Shares      Value+
                                    ------       ------     ------      ------
  Roadway Services, Inc..........        -            -        700  $   35,175
  Rockwell International Corp....   16,900   $  952,738      4,800     235,200
  Rohm & Haas Co.................    5,000      327,500      1,600      96,400
  Rowan Companies, Inc...........    6,700      124,788      2,000      15,000   *
  Royal Dutch Petroleum Co.......   41,700    6,510,413     11,500   1,476,313
  Rubbermaid, Inc................   11,600      284,200      3,500      96,250
  Russell Corp...................    3,100       99,975        700      18,638
  Ryans Family Steak Houses, Inc.    4,200       31,631  *   1,300       9,669   *
  Ryder System, Inc..............    6,000      177,750      1,700      40,588   #
  SBC Communications, Inc........   47,500    2,285,938     13,100     707,400
  SCE Corp.......................        -            -      9,800     153,125
  Safeco Corp....................    9,700      338,288      1,400      99,663
  Safety Kleen Corp..............    4,500       74,250      1,300      18,525
  Saint Jude Medical, Inc........    6,050      244,647  *   1,800      71,213   *
  Saint Paul Companies, Inc......    6,500      360,750      1,700      95,200
  Salomon, Inc...................    8,000      365,000      2,400      87,300   #
  Santa Fe Energy Resources, Inc.    7,080      100,890  *   2,100      19,425   *
  Santa Fe Pacific Corp..........   10,054      125,675      2,803      33,636
  Sara Lee Corp..................   37,200    1,329,900     10,300     332,175
  Schering-Plough Corp...........   28,400    1,746,600      8,200     470,475
  Schlumberger, Ltd..............   18,800    1,588,600      5,100     323,850
  Scientific-Atlanta, Inc........    5,800       92,075      1,500      23,813
  Scott Paper Co.................        -            -      3,400     194,225
  Seagate Technology, Inc........    8,000      447,000  *       -           -
  Seagram Co., Ltd...............   28,800    1,076,400      8,200     299,300
  Sears, Roebuck & Co............   30,200    1,351,450      8,400     330,750
  Service Corp. International....   18,200      550,550      1,950      79,219
  Shared Medical Systems Corp....    1,900      107,944        700      30,231
  Shawmut National Corp..........        -            -      2,600      97,500
  Sherwin-Williams Co............    6,500      301,438      1,800      71,325
  Shoney's, Inc..................    3,900       35,588  *     700       7,525  *#
  Sigma-Aldrich Corp.............    3,900      223,031      1,200      59,250
  Silicon Graphics, Inc..........   12,700      280,988  *   3,500     127,750   *
  Snap-On, Inc...................    6,300      202,388      1,000      44,250
  Sonat, Inc.....................    6,700      296,475      1,700      54,825
  Southern Co....................   51,700    1,169,713     14,400     329,400   #
  Southwest Airlines Co..........   11,100      253,913      3,200      80,000
  Springs Industries, Inc. Class
   A.............................    1,450       64,525        600      25,200
  Sprint Corp....................   33,600    1,306,200      7,400     296,000
  Stanley Works..................    6,700      188,438        800      40,500
  Stone Container Corp...........    7,700      120,313      2,114      33,031
  Stride Rite Corp...............    3,900       35,100      1,000       8,750
  Sun Company, Inc...............    5,800      133,400      1,600      44,400   #
  Sun Microsystems...............   14,020      870,116  *   2,200     185,350   *
  Suntrust Banks, Inc............   17,600      721,600      2,600     177,450
  Supervalu, Inc.................    5,200      143,000      1,600      51,600
  Sysco Corp.....................   13,900      467,388      3,800     116,375


THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                   September 30, 1996       November 30, 1995
                                   ------------------       -----------------
                                      (Unaudited)

                                   Shares       Value+      Shares      Value+
                                   ------       ------      ------      ------
  TJX Companies, Inc. ..........    5,500   $  197,313       1,600    $ 26,600
  TRW, Inc. ....................    5,000      465,000       1,300      97,338
  Tandem Computers, Inc. .......    9,000       96,750  *    2,400      30,000  *
  Tandy Corp. ..................    4,615      186,331       1,515      72,152
  Tektronix, Inc. ..............    2,600      106,275         900      48,488
  Tele-Communications, Inc.
   Class A......................   50,400      752,850  *   12,300     228,319  *
  Teledyne, Inc. ...............        -            -       1,300      31,525
  Tellabs, Inc. ................    6,800      480,250  *    2,000      79,000  *
  Temple-Inland, Inc. ..........    4,200      221,550       1,300      58,988
  Tenet Healthcare Corp. .......   16,500      367,125  *    4,400      78,650  *
  Tenneco, Inc. ................   13,500      676,688       3,900     187,200
  Texaco, Inc. .................   20,400    1,876,800       5,700     421,800
  Texas Instruments, Inc. ......   14,700      810,338       4,000     231,500
  Texas Utilities Co. ..........   17,500      693,438       4,900     188,650
  Textron, Inc. ................    6,400      544,000       2,000     153,250
  Thomas & Betts Corp. .........    3,300      135,300         400      29,350
  Three COM Corp. ..............   13,000      780,813  *        -           -
  Time Warner, Inc. ............   30,260    1,168,793       8,360     334,400
  Times Mirror Co. Class A......    8,100      360,450       2,400      78,000
  Timken Co. ...................    2,500       98,125         500      20,188
  Torchmark Corp. ..............    5,450      250,019       1,550      65,875
  Toys 'R' Us, Inc. ............   21,100      614,538  *    6,000     139,500  *
  Transamerica Corp. ...........    5,200      363,350       1,400     107,275
  Travelers Group, Inc. ........   36,448    1,790,508       6,852     407,694
  Tribune Co. ..................    4,700      366,600       1,300      83,850
  Trinova Corp. ................    2,300       72,450         800      24,600
  Tupperware Corp. .............    4,700      230,300  *        -           -
  Tyco International, Ltd. .....   11,900      513,188       3,600     112,950
  UNUM Corp. ...................    5,700      365,513       1,700      92,013
  US Bancorp....................   12,400      489,800       2,150      72,966
  US Healthcare, Inc. ..........        -            -       3,600     164,025
  US West, Inc. ................   36,700    1,091,825      10,100     315,625
  US West, Inc. Media Group
   Class........................   36,300      612,563  *   20,200     363,600  *
  USAir Group, Inc. ............    4,800       79,200  *    1,400      18,725  *
  USF&G Corp. ..................    9,100      168,350       2,300      39,675
  USLIFE Corp. .................    2,725       81,750         750      21,656
  UST, Inc. ....................   15,200      450,300       4,300     140,288
  USX-Marathon Group, Inc. .....   22,200      480,075       6,300     115,763
  USX-US Steel Group............    6,320      180,120       1,620      52,853
  Unicom Corp., Inc. ...........   16,700      419,588       4,500     144,000
  Unilever NV...................   12,500    1,970,313       3,500     465,063
  Union Camp Corp. .............    5,400      263,925       1,400      68,775
  Union Carbide Corp. ..........   10,200      465,375       3,100     122,838
  Union Electric Co. ...........    7,800      287,625       2,300      92,288
  Union Pacific Corp. ..........   19,000    1,391,750  #    4,300     291,325


THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)

                                               September 30, 1996                 November 30, 1995
                                               ------------------                 -----------------
                                                   (Unaudited)

                                               Shares        Value+               Shares     Value+
                                               ------        ------               ------     ------
  Unisys Corp...............................   13,200  $     80,850  *             3,800  $  24,700  *
  United Healthcare Corp....................   14,200       591,075                3,700    232,638
  United States Surgical Corp...............    4,900       208,250                1,100     27,638
  United Technologies Corp..................    9,300     1,117,163                2,600    243,750
  Unocal Corp...............................   19,100       687,600                5,500    147,813
  VF Corp...................................    4,900       294,613                1,300     67,600
  Varity Corp...............................        -             -                1,000     38,750  *
  Viacom, Inc. Class B......................   28,534     1,012,957  *             6,221    300,163  *
  WMX Technologies, Inc.....................   38,000     1,249,250               10,400    306,800
  Wachovia Corp.............................   12,900       638,550                3,800    171,000
  Wal-Mart Stores, Inc......................  177,900     4,692,113               49,600  1,190,400
  Walgreen Co...............................   19,100       706,700                5,500    160,188
  Warner-Lambert Co.........................   21,000     1,386,000                2,900    258,825
  Wells Fargo & Co..........................    7,399     1,923,740                  900    189,225
  Wendy's International, Inc................    9,700       208,550                2,300     47,438
  Western Atlas, Inc........................    4,100       255,225  *             1,300     62,238  *
  Westinghouse Electric Corp................   32,100       597,863                7,900    133,313
  Westvaco Corp.............................    7,750       229,594                2,150     58,856
  Weyerhaeuser Co...........................   15,400       710,325                4,500    203,625
  Whirlpool Corp............................    5,700       288,563                1,500     83,250
  Whitman Corp..............................    8,300       191,938                2,400     52,800
  Williamette Industries, Inc...............    4,300       280,575                1,200     72,900
  Williams Companies, Inc...................    7,957       405,807                2,300     96,600  #
  Winn-Dixie Stores, Inc....................   11,700       408,038                1,600    102,600
  Woolworth Corp............................   10,300       212,438  *             2,800     42,000  #
  Worldcom, Inc.............................   29,920       643,280  *                 -          -
  Worthington Industries, Inc...............    6,875       138,789                2,075     40,981
  Wrigley (Wm.) Jr. Co......................    8,900       536,225                2,600    122,525
  Xerox Corp................................   25,000     1,340,625  *             2,300    315,388
  Yellow Corp...............................    2,300        30,188                  800      9,550
  Zurn Industries, Inc......................        -             -                  200      4,900
                                                   ----------------                       ---------

TOTAL COMMON STOCKS (Cost $299,439,341 and
  $68,158,757, respectively)................           $404,182,897                     $96,600,848
                                                       ------------                     -----------

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(Continued)


                                                 September 30, 1996                November 30, 1995
                                                 ------------------                -----------------
                                                    (Unaudited)

                                                 Face             Face
                                                 Amount          Value+            Amount       Value+
                                                 ------          ------            ------       ------
                                                 (000)                             (000)
TEMPORARY CASH INVESTMENTS -- (0.2% and 0.1%,
   respectively)
  Repurchase Agreement, PNC Securities Corp.
  5.40%, 10/01/96 (Collateralized by U.S.
  Treasury  Notes, 6.000%, 08/31/97)
  (Cost $690,000)..............................   $ 690        $690,000
                                                              ---------

  Repurchase Agreement, PNC Securities Corp.
  5.65%, 12/01/95 (Collateralized by U.S.
  Treasury  Notes, 6.125%, 05/31/97)
  (Cost $140,000)..............................                                     $ 140     $140,000
                                                                                             ---------

TOTAL INVESTMENTS -- (99.9% and 99.6%,
  respectively)
 (Cost $300,129,341 and $68,298,757,
  respectively)...............................              404,872,897                     96,740,848
                                                            -----------                    -----------

OTHER ASSETS AND LIABILITIES -- (0.1% and
  0.4%, respectively)
 Other Assets.................................                  848,757                        407,035
 Payable for Investment Securities Purchased..                 (224,475)                             -
 Payable for Fund Shares Redeemed.............                 (273,232)                             -
 Other Liabilities............................                  (19,417)                       (29,506)
                                                           ------------                    -----------
                                                               (331,633)                       377,529
                                                              ---------                       --------

NET ASSETS -- (100.0%)**......................             $405,204,530                    $97,118,377
                                                           ============                    ===========

NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER SHARE                                                                 $13.48
                                                                                                 =====

-----------------------------------------

+   See Note B to Financial Statements.
*   Non-Income Producing Securities
#   Securities on Loan
** Applicable to 7,203,088 Outstanding $.01 Par Value Shares (Unlimited Number of Shares Authorized) at November 30, 1995


                 See accompanying Notes to Financial Statements

                        THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES

                            STATEMENTS OF OPERATIONS

                             (Amounts in thousands)

                                                          Ten Months     Year
                                                             Ended       Ended
                                                           Sept. 30,   Nov. 30,
                                                             1996        1995
                                                          -----------  ---------
                                                          (Unaudited)
Investment Income
 Dividends..............................................     $ 3,964    $ 1,944
  Interest..............................................          78         40
 Income From Securities Lending.........................           6          -
                                                             -------    -------

      Total Investment Income...........................       4,048      1,984
                                                             -------    -------

Expenses
 Investment Advisory Services...........................          44         19
 Accounting & Transfer Agent Fees.......................          56         75
 Custodian's Fee........................................          48         29
 Legal Fees.............................................          58          2
 Audit Fees.............................................           6          2
 Shareholders' Reports..................................           3          3
 Trustees' Fees and Expenses............................           1          1
 Other..................................................          10          7
                                                             -------    -------

      Total Expenses....................................         226        138

 Less:  Expenses Reimbursed.............................           -       (119)
                                                             -------    -------

 Net Expenses...........................................         226         19
                                                             -------    -------

      Net Investment Income.............................       3,822      1,965
                                                             -------    -------

Net Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain on Investment Securities..............         709        172

Change in Unrealized Appreciation (Depreciation)
  of Investment Securities..............................      21,479     21,274
                                                             -------    -------

  Net Gain on Investment Securities.....................      22,188     21,446
                                                             -------    -------

Net Increase in Net Assets Resulting from Operations....     $26,010    $23,411
                                                             =======    =======

                 See accompanying Notes to Financial Statements

                        THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                              Ten Months     Year       Year
                                                 Ended       Ended      Ended
                                               Sept. 30,   Nov. 30,   Nov. 30,
                                                 1996        1995       1994
                                              -----------  ---------  ---------
                                              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income......................    $  3,822    $ 1,965    $ 1,224
 Net Realized Gain (Loss) on  Investment
  Securities................................         709        172        (43)
 Change in Unrealized Appreciation
  (Depreciation) of Investment Securities...      21,479     21,274       (687)
                                                --------    -------    -------

      Net Increase in Net Assets Resulting
       from Operations......................      26,010     23,411        494
                                                --------    -------    -------

Distributions From:
 Net Investment Income......................      (1,215)    (1,886)    (1,252)
 Net Realized Gains.........................        (685)         -        (33)
                                                --------    -------    -------

      Total Distributions...................      (1,900)    (1,886)    (1,285)
                                                --------    -------    -------

Capital Share Transactions (1):
 Shares Issued..............................      32,324     31,424     16,588
 Shares Issued in Lieu of Cash
  Distributions.............................       1,744      1,585      1,173
 Shares Redeemed............................     (10,535)    (6,073)    (6,166)
                                                --------    -------    -------

      Net Increase from Capital Share
       Transactions.........................      23,533     26,936     11,595
                                                --------    -------    -------

Transactions in Interest (1):
 Contributions..............................     283,520          -          -
 Withdrawals................................     (23,076)         -          -
                                                --------    -------    -------
      Net Increase from Transactions in
       Interest.............................     260,444          -          -
                                                --------    -------    -------

      Total Increase........................     308,087     48,461     10,804
Net Assets
 Beginning of Period........................      97,118     48,657     37,853
                                                --------    -------    -------
 End of Period..............................    $405,205    $97,118    $48,657
                                                ========    =======    =======

(1) Shares Issued and Redeemed:
 Shares Issued..............................       2,257      2,738      1,612
 Shares Issued in Lieu of Cash
  Distributions.............................         121        135        114
 Shares Redeemed............................        (754)      (484)      (597)
                                                --------    -------    -------
                                                   1,624      2,389      1,129
                                                ========    =======    =======
----------------------

(1) Capital Share Transaction and Shares Issued and Redeemed are reported through May 31, 1996. Effective June 1, 1996, the Series was reorganized as a partnership.

                 See accompanying Notes to Financial Statements

                        THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES

                             FINANCIAL  HIGHLIGHTS

                (For a share outstanding throughout each period)

                                             Ten Months       Year          Year        Feb. 8
                                                Ended        Ended         Ended          to
                                              Sept. 30,     Nov. 30,      Nov. 30,     Nov. 30,
                                                1996          1995          1994         1993
                                             -----------  ------------  ------------  -----------
                                             (Unaudited)

Net Asset Value, Beginning of Period (2)...    $  13.48    $ 10.11       $ 10.27      $  10.00
                                               --------    -------       -------      --------

Income from Investment Operations (2)
---------------------------------
  Net Investment Income ...................        0.15       0.30          0.28          0.24
  Net Gains (Losses) on Securities
   (Realized and Unrealized)...............        1.41       3.36         (0.14)         0.26
                                               --------    -------       -------      --------

  Total from Investment Operations.........        1.56       3.66          0.14          0.50
                                               --------    -------       -------      --------


Less Distributions (2)
------------------
  Net Investment Income....................       (0.16)     (0.29)        (0.29)        (0.23)
  Net Realized Gains.......................       (0.08)         -         (0.01)            -
                                               --------    -------       -------      --------

  Total Distributions......................       (0.24)     (0.29)        (0.30)        (0.23)
                                               --------    -------       -------      --------


Net Asset Value, End of Period (2).........    $  14.80    $ 13.48       $ 10.11      $  10.27
                                               ========    =======       =======      ========

Total Return (2)...........................     11.60%#     36.77%         1.30%        5.05%#

Net Assets, End of Period (thousands)......    $405,205    $97,118       $48,657      $ 37,853
Ratio of Expenses to Average Net Assets....      0.13%*   0.02%(a)      0.02%(a)     0.02%*(a)
Ratio of Net Investment Income to Average
 Net Assets................................      2.15%*   2.61%(a)      2.83%(a)     2.87%*(a)
Portfolio Turnover Rate....................     11.64%*      2.38%         8.52%       34.36%*
Average Commission Rate (1)................    $ 0.0216        N/A           N/A           N/A

-----------------------------
*Annualized

#Non-Annualized

(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
(2) Items calculated through May 31, 1996. Effective June 1, 1996, the Series was reorganized as a partnership, and these items are no longer applicable.
(a) Had certain reimbursements not been in effect the ratios of expenses to average net assets for the periods ended November 30, 1995, 1994 and 1993 would have been 0.18%, 0.33% and 0.48%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1995, 1994 and 1993, would have been 2.45%, 2.52% and 2.41%, respectively.

                 See accompanying Notes to Financial Statements

                        THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A.  Organization:

    The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At September 30, 1996, The Trust consisted of fifteen investment portfolios: The U.S. 6-10 Small Company Series, The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Small Cap Value Series, The U.S. Large Cap Value Series, The DFA One-Year Fixed Income Series, The DFA Two-Year Corporate Fixed Income Series, The DFA Two-Year Government Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The DFA International Value Series, The Emerging Markets Series and The DFA Two-Year Global Fixed Income
Series.   At November 30, 1995, The DFA Two-Year Corporate Fixed Income Series,
The DFA Two-Year Government Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The DFA Two-Year Global Fixed Income Series had not yet commenced operations. These financial statements relate solely to The U.S. Large Company Series (the "Series").

    On June 1, 1996, the Series was reorganized from an entity taxed as a corporation to an entity taxed as a partnership for income tax purposes. This reorganization was accomplished by an amendment to the organization document of the Series which for income tax purposes was treated as a liquidation of the Series, immediate distribution of its assets to its sole shareholder at May 31, 1996, which was The U.S. Large Company Portfolio (the "Portfolio") and subsequent contribution of those assets from the Portfolio, along with a nominal contribution from the Advisor to this Series to create the partnership.

    On June 2, 1996, an unrelated investment company contributed assets valued at $225,957,696 to the Series in exchange for a 63.4% interest in the Series. The total net assets of the Series increased to $356,632,854 immediately following this transaction.

    These transactions are expected to be tax-free events to all parties involved based on rulings obtained from the Internal Revenue Service.

    For financial reporting purposes, the Series continues to exist and as such, will maintain all of its previous operating history throughout the financial statements.


B.  Significant Accounting Policies:

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. Security Valuation: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of securities for which no quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

2. Federal Income Taxes: Prior to June 1, 1996, the Series qualified as a regulated investment company and distributed all of its taxable income. Accordingly, no provision for federal taxes was required in the financial statements prior to that time. Effective June 1, 1996, the Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to its Feeder Funds.

3. Repurchase Agreements: The Series may purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. All repurchase agreements were entered into on September 30, 1996 or November 30, 1995.

4. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses directly attributable to a Series are directly charged. Common expenses are allocated using methods determined by the Board of Directors.


C.  Investment Advisor:

    Dimensional Fund Advisors Inc. (the "Advisor") provides investment advisory services to the Series. For the ten months ended September 30, 1996 and the year ended November 30, 1995, the Series' advisory fees were computed daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1%.

    Through November 30, 1995, the Advisor had agreed to bear all of the ordinary operating expenses of the Series except for the advisory fee. Effective December 1, 1995, the Series is obligated to bear all of its expenses including its advisory fee.

    Certain officers of the Series are also officers, directors and shareholders of the Advisor.


D.  Purchases and Sales of Securities:

    The Series made the following purchases and sales of investment securities (amounts in thousands):


                                                Ten Months     Year
                                                  Ended       Ended
                                                  Sept. 30,   Nov. 30,
                                                    1996       1995
                                                -----------  --------
                                                (Unaudited)

    Purchases..................................    $250,332    $26,675
    Sales......................................      20,037      1,770


E.  Investment Transactions:

    The gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of investment securities was as follows (amounts in thousands):


                                              Ten Months     Year
                                                 Ended       Ended
                                               Sept. 30,   Nov. 30,
                                                 1996        1995
                                              -----------  ---------
                                              (Unaudited)

    Gross Unrealized Appreciation...........    $109,728    $28,997
    Gross Unrealized Depreciation...........      (4,984)      (555)
                                                --------    -------
    Net.....................................    $104,744    $28,442
                                                ========    =======

    At November 30, 1995, the Series had a capital loss carryover of approximately $172,000 for federal income tax purposes expiring on November 30, 2001.


F.  Components of Net Assets:

    At November 30, 1995, net assets consisted of (amounts in thousands):



  Paid-In Capital...........................     $69,255
  Undistributed Net Investment Income.......          97
  Undistributed Net Realized Gain...........        (676)
  Unrealized Appreciation of Investment
   Securities...............................      28,442
                                                 -------
                                                 $97,118
                                                 =======


G.  Securities Lending

    Loans of domestic securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers from the Series and the related collateral cash, and indemnification received as follows:


                                                Ten Months      Year
                                                  Ended        Ended
                                                Sept. 30,     Nov. 30,
                                                  1996          1995
                                               ------------  ----------
                                                (Unaudited)

    Value of Securities on Loan..............   $3,808,137   $6,064,020

    Value of Collateral and Indemnification..    3,884,300    6,262,200

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of The DFA Investment Trust Company:


We have audited the accompanying statement of net assets of The U.S. Large Company Series of The DFA Investment Trust Company as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all materials respects, the financial position of The U.S. Large Company Series of The DFA Investment Trust Company as of November 30, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 19, 1996